================================================================================

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                             ULTRAK OPERATING, L.P.
                                    Borrower

                                  ULTRAK, INC.
                               Parent of Borrower



               AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO
                         Administrative Agent and Lender



                                 MARCH 22, 2000



                                   $45,000,000
                        SECURED REVOLVING CREDIT FACILITY


================================================================================


                                           AMENDED AND RESTATED CREDIT AGREEMENT
  AMERICAN NATIONAL BANK                                  ULTRAK OPERATING, L.P.

                                TABLE OF CONTENTS

SECTION 1.        DEFINITIONS AND TERMS........................................................................Page 2
         1.1      Definitions..................................................................................Page 2
         1.2      Time References..............................................................................Page 21
         1.3      Other References.............................................................................Page 21
         1.4      Accounting Principles........................................................................Page 22

SECTION 2.        COMMITMENT...................................................................................Page 22
         2.1      Revolving Facility...........................................................................Page 22
         2.2      Emergency Advance Facility...................................................................Page 23
         2.3      Borrower's Loan Account......................................................................Page 23
                  (a)      Statements; Telephonic Notice.......................................................Page 23
         2.4      Borrowing Procedure..........................................................................Page 24
         2.5      Letters of Credit............................................................................Page 25
         2.6      Borrowing Requests and LC Requests...........................................................Page 27
         2.7      Termination..................................................................................Page 28

SECTION 3.        TERMS OF PAYMENT.............................................................................Page 28
         3.1      Notes and Payments...........................................................................Page 28
         3.2      Interest and Principal Payments..............................................................Page 30
         3.3      Interest Options.............................................................................Page 31
         3.4      Collection of Accounts and Payments..........................................................Page 31
         3.5      Appointment of Administrative Agent as Borrower's Attorney-in-Fact...........................Page 32
         3.6      Instruments and Chattel Paper................................................................Page 32
         3.7      Notice to Account Debtors....................................................................Page 32
         3.8      Quotation of Rates...........................................................................Page 32
         3.9      Default Rate.................................................................................Page 32
         3.10     Interest Recapture...........................................................................Page 33
         3.11     Interest Calculations........................................................................Page 33
         3.12     Maximum Rate.................................................................................Page 33
         3.13     Interest Periods.............................................................................Page 34
         3.14     Conversions..................................................................................Page 34
         3.15     Order of Application.........................................................................Page 35
         3.16     Sharing of Payments, Etc.....................................................................Page 35
         3.17     Offset.......................................................................................Page 35
         3.18     Booking Borrowings...........................................................................Page 35
         3.19     Basis Unavailable or Inadequate for LIBOR Rate or Eurocurrency Rate..........................Page 35
         3.20     Additional Costs.............................................................................Page 36
         3.21     Change in Laws...............................................................................Page 37
         3.22     Funding Loss.................................................................................Page 37
         3.23     Foreign Lenders, Participants, and Assignees.................................................Page 37

SECTION 4.        FEES.........................................................................................Page 38
         4.1      Treatment of Fees............................................................................Page 38
         4.2      Arrangement and Underwriting Fees............................................................Page 38
         4.3      Unused Facility Fee..........................................................................Page 38
         4.4      LC Fees......................................................................................Page 38

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                  i                 ULTRAK OPERATING, L.P.

         4.5      Agency Fee...................................................................................Page 39
         4.6      Prepayment Fee...............................................................................Page 39

SECTION 5.        SECURITY.....................................................................................Page 39
         5.1      Guaranties...................................................................................Page 39
         5.2      Collateral...................................................................................Page 39
         5.3      Creation of Liens and Further Assurances.....................................................Page 40
         5.4      Change in Tax Laws...........................................................................Page 40
         5.5      Release of Collateral........................................................................Page 40

SECTION 6.        CONDITIONS PRECEDENT.........................................................................Page 40
         6.1      Initial Advances.............................................................................Page 40
         6.2      All Borrowings...............................................................................Page 41

SECTION 7.        REPRESENTATIONS AND WARRANTIES...............................................................Page 42
         7.1      Purpose and Regulation U.....................................................................Page 42
         7.2      Corporate Existence, Good Standing, Authority and Locations..................................Page 42
         7.3      Subsidiaries and Names.......................................................................Page 43
         7.4      Authorization and Contravention..............................................................Page 43
         7.5      Binding Effect...............................................................................Page 43
         7.6      Financials...................................................................................Page 43
         7.7      Solvency.....................................................................................Page 43
         7.8      Litigation...................................................................................Page 44
         7.9      Taxes........................................................................................Page 44
         7.10     Environmental Matters........................................................................Page 44
         7.11     Employee Plans...............................................................................Page 44
         7.12     Properties; Liens............................................................................Page 44
         7.13     Government Regulations.......................................................................Page 45
         7.14     Transactions with Affiliates.................................................................Page 45
         7.15     Debt.........................................................................................Page 45
         7.16     Leases.......................................................................................Page 45
         7.17     Labor Matters................................................................................Page 45
         7.18     Intellectual Property........................................................................Page 45
         7.19     Insurance....................................................................................Page 45
         7.20     Inventory....................................................................................Page 45
         7.21     Full Disclosure..............................................................................Page 45

SECTION 8.        AFFIRMATIVE COVENANTS........................................................................Page 45
         8.1      Monthly Reports and Collateral Reports.......................................................Page 46
         8.2      Certain Other Items Furnished................................................................Page 48
         8.3      Use of Credit................................................................................Page 49
         8.4      Books and Records............................................................................Page 49
         8.5      Inspections..................................................................................Page 49
         8.6      Taxes........................................................................................Page 50
         8.7      Payment of Obligation........................................................................Page 50
         8.8      Expenses.....................................................................................Page 50
         8.9      Maintenance of Existence, Assets and Business................................................Page 50
         8.10     Insurance....................................................................................Page 50


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                  ii                ULTRAK OPERATING, L.P.

         8.11     Compliance with Laws.........................................................................Page 51
         8.12     Subsidiary Guaranties and Pledges............................................................Page 51
         8.13     Indemnification..............................................................................Page 51
         8.14     Post-Closing Covenants.......................................................................Page 53

SECTION 9.        NEGATIVE COVENANTS...........................................................................Page 53
         9.1      Payroll Taxes................................................................................Page 53
         9.2      Debt.........................................................................................Page 54
         9.3      Liens........................................................................................Page 55
         9.4      Employee Plans...............................................................................Page 57
         9.5      Transactions with Affiliates.................................................................Page 57
         9.6      Compliance with Laws and Documents...........................................................Page 57
         9.7      Investments..................................................................................Page 57
         9.8      Distributions; Other Payments................................................................Page 58
         9.8      Disposition of Assets........................................................................Page 59
         9.9      Mergers, Consolidations, Acquisitions, Dispositions and Dissolutions.........................Page 59
         9.10     Assignment...................................................................................Page 59
         9.12     Fiscal Year and Accounting Methods...........................................................Page 59
         9.13     New Businesses...............................................................................Page 59
         9.14     Government Regulations.......................................................................Page 59
         9.15     Strict Compliance............................................................................Page 60

SECTION 10.       FINANCIAL COVENANTS..........................................................................Page 60
         10.1     Leverage Ratio...............................................................................Page 60
         10.2     Debt Service Coverage Ratio..................................................................Page 60
         10.3     Minimum Tangible Net Worth...................................................................Page 60
         10.4     Capital Expenditures.........................................................................Page 60
         10.5     Minimum Excess Availability..................................................................Page 60

SECTION 11.       EVENT OF DEFAULT.............................................................................Page 60
         11.1     Payment of Obligation........................................................................Page 60
         11.2     Covenants....................................................................................Page 60
         11.3     Debtor Relief................................................................................Page 61
         11.4     Judgments and Attachments....................................................................Page 61
         11.5     Government Action............................................................................Page 61
         11.6     Misrepresentation............................................................................Page 61
         11.7     Ownership of Other Companies.................................................................Page 61
         11.8     Change of Control of Borrower or Parent......................................................Page 61
         11.9     Change in Management.........................................................................Page 62
         11.10    Other Funded Debt............................................................................Page 62
         11.11    Validity and Enforceability..................................................................Page 62
         11.12    Material Agreement Default or Cancellation...................................................Page 62
         11.13    LCs..........................................................................................Page 62

SECTION 12.       RIGHTS AND REMEDIES..........................................................................Page 63
         12.1     Remedies Upon Event of Default...............................................................Page 63
         12.2     Company Waivers..............................................................................Page 63
         12.3     Performance by Administrative Agent..........................................................Page 63

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                iii                 ULTRAK OPERATING, L.P.

         12.4     Not in Control...............................................................................Page 64
         12.5     Course of Dealing............................................................................Page 64
         12.6     Cumulative Rights............................................................................Page 64
         12.7     Application of Proceeds......................................................................Page 64
         12.8     Certain Proceedings..........................................................................Page 64
         12.9     Expenditures by Administrative Agent or Lenders..............................................Page 64
         12.10    Diminution in Value of Collateral............................................................Page 65

SECTION 13.       ADMINISTRATIVE AGENT AND LENDERS.............................................................Page 65
         13.1     Administrative Agent.........................................................................Page 65
         13.2     Expenses.....................................................................................Page 66
         13.3     Proportionate Absorption of Losses...........................................................Page 66
         13.4     Delegation of Duties; Reliance...............................................................Page 67
         13.5     Limitation of Administrative Agent's Liability...............................................Page 67
         13.6     Event of Default.............................................................................Page 68
         13.7     Collateral Matters...........................................................................Page 68
         13.8     Limitation of Liability......................................................................Page 69
         13.9     Relationship of Lenders......................................................................Page 69
         13.10    American National Bank Option To Purchase Lender Position....................................Page 69
         13.11    Benefits of Agreement........................................................................Page 69

SECTION 14.       MISCELLANEOUS................................................................................Page 69
         14.1     Nonbusiness Days.............................................................................Page 69
         14.2     Communications...............................................................................Page 69
         14.3     Form and Number of Documents.................................................................Page 70
         14.4     Exceptions to Covenants......................................................................Page 70
         14.5     Survival.....................................................................................Page 70
         14.6     Governing Laws...............................................................................Page 70
         14.7     Invalid Provisions...........................................................................Page 70
         14.8     Conflicts Between Credit Documents...........................................................Page 70
         14.9     Discharge and Certain Reinstatement..........................................................Page 71
         14.10    Amendments, Consents, Conflicts, and Waivers.................................................Page 71
         14.11    Multiple Counterparts........................................................................Page 71
         14.12    Parties; Participations; Assignments.........................................................Page 71
         14.13    Venue, Service of Process, and Jury Trial....................................................Page 73
         14.14    Arbitration of Disputes......................................................................Page 74
         14.15    Restatement of Existing Agreement............................................................Page 75
         14.16    Entirety.....................................................................................Page 75


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                 iv                 ULTRAK OPERATING, L.P.

                                         SCHEDULES

Schedule 2       -    Lenders and Commitments
Schedule 6.1(m)  -    Borrowing Base as of February 29, 2000
Schedule 7.3     -    Information Regarding Companies
Schedule 7.6-A   -    Contingent Liabilities
Schedule 7.6-B   -    Consolidated Financial Statements for year ended 12/31/99
Schedule 7.6-C   -    Financial Projections
Schedule 7.8     -    Litigation
Schedule 7.20    -    Inventory locations

                                         EXHIBITS

Exhibit A        -    Note
Exhibit B        -    Amended and Restated Guaranty Agreement
Exhibit C        -    Amended and Restated Security Agreement
Exhibit D        -    Borrowing Request
Exhibit E        -    Conversion Notice
Exhibit F        -    LC Request
Exhibit G        -    Borrowing Base Report
Exhibit H        -    Compliance Certificate
Exhibit I        -    Contribution and Indemnification Agreement
Exhibit J        -    Assignment and Assumption Agreement


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                vii                 ULTRAK OPERATING, L.P.

                     AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of March 22, 2000 among ULTRAK OPERATING, L.P., a Texas limited partnership ("BORROWER"), ULTRAK, INC., a Delaware corporation ("PARENT"), AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as LENDER (defined below), and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as ADMINISTRATIVE AGENT (defined herein) for itself and future Lenders.


                              PRELIMINARY STATEMENT

         A. Parent is a U.S.-based multinational corporation with domestic and foreign subsidiaries that design, manufacture, market, sell and service electronic products and systems for use in security and surveillance, industrial and medical video and professional audio markets worldwide. Ultrak Operating, L.P., the "Borrower" under this Agreement, is the principal domestic operating subsidiary of Parent.

         B. Parent (as borrower), Bank One, Texas, N.A. ("BANK ONE") (as agent and lender) and Wells Fargo Bank (Texas), National Association ("WELLS FARGO") (as lender) (Bank One and Wells Fargo being herein called the "PRIOR LENDERS") were parties to the Prior Credit Agreement (defined herein) whereby Prior Lenders extended credit to Parent to provide for, among other things, (i) a term loan facility in the aggregate principal amount of Twenty Million Dollars ($20,000,000), and (ii) a revolving loan and standby letter of credit facility in the aggregate principal amount of up to Thirty Million Dollars ($30,000,000).

         C. The "Obligation", as defined in the Prior Credit Agreement, is herein called the "PRIOR OBLIGATION". Immediately prior to the Closing Time under this Agreement, Parent will pay to Prior Lenders all non-principal amounts due and owing on the Prior Obligation, leaving a "Principal Debt" due and owing under the Prior Credit Agreement at the Closing Time of no more than the lesser of (i) Forty Five Million Dollars ($45,000,000) or (ii) the Borrowing Base (herein defined), all of which constituted "Base Rate Borrowings" under the Prior Credit Agreement. Immediately after such paydown, Lender will purchase from Prior Lenders, at par, all of the Prior Obligations, and Lender hereunder will receive from each Prior Lender an assignment, without recourse, representation or warranty (the "PRIOR LENDER ASSIGNMENTS"), of (A) the Prior Obligations, (B) all Liens securing payment and performance of the Prior Obligations or any part thereof and all guaranties, security agreements, mortgages, pledges, assignments, deeds of trust and documents and agreements related thereto and all Rights of Prior Lenders thereunder, (C) the Prior Credit Agreement and all of Rights of Prior Lenders thereunder and (D) the "Credit Documents", as defined in the Prior Credit Agreement, and all Rights of Prior Lenders thereunder.

         D. The Prior Obligations (i) are guaranteed, pursuant to the Prior Credit Agreement, by unlimited guaranties from Ultrak Operating, L.P. and each of Parent's other Domestic Subsidiaries (defined herein), (ii) are secured by Liens (defined herein) on all of the assets of the Domestic Companies (defined herein) and (iii) are secured by Liens on a certain percentage of the capital stock of Parent's directly-owned Foreign Subsidiaries (defined herein) and by a pledge of all notes receivable now or in the future executed by any Foreign Subsidiary in favor of Parent or any other Domestic Company.

         E. Parent, Borrower, Lender and Administrative Agent have agreed that, effective as of the Closing Time, (i) the Prior Credit Agreement should be amended, modified and restated in its entirety in the form of this Agreement,
(ii) that Ultrak Operating, L.P., which jointly and severally guaranteed payment and performance



                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 1               ULTRAK OPERATING, L.P.

of the Prior Obligations and received the most significant benefits from the Prior Credit Agreement, should assume primary liability and responsibility and become the Borrower hereunder, and that (iii) Parent should become a Guarantor of the Obligations.

         ACCORDINGLY, in consideration of the premises, and for other good, fair and valuable consideration, the receipt, adequacy and reasonable equivalency of which are hereby acknowledged, Borrower, Parent, Lender and Administrative Agent agree that the Prior Credit Agreement should be, and it is hereby, amended and restated in its entirety to read as follows, effective as of the Closing Time:

SECTION 1.        DEFINITIONS AND TERMS.

         1.1 Definitions. As used in the Credit Documents:

         "ACCOUNT DEBTOR" means the party who is obligated on or under an Account.

         "ACCOUNTS" means all present and future rights of Borrower or any Guarantor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

         "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by any Company of a significant part of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Company of fifty percent (50%) or more of any class of Voting Stock (or similar ownership interests) of any Person (provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under Section 9.7), or (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person.

         "ADMINISTRATIVE AGENT" means, at any time, American National Bank and Trust Company of Chicago (or its successor appointed under Section 13), acting as administrative, managing, syndication and collateral agent for Lenders under the Credit Documents. References to Administrative Agent in respect of LCs are to that institution in its individual capacity.

         "AFFILIATE" of a Person means any other Person who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract or otherwise) and
(b) the Companies are "Affiliates" of each other.

         "AMERICAN NATIONAL" means American National Bank and Trust Company of Chicago, the initial sole Lender hereunder.

         "APPLICABLE MARGIN" means, for any day, the percentage of interest over the Base Rate, the LIBOR Rate, or the Eurocurrency Rate, as the case may be, that is applicable when the Base Rate, the LIBOR Rate, or the Eurocurrency Rate, as applicable, is determined under this Agreement, which margin of interest shall be determined in accordance with the provisions as follows:

                  (a) From the Closing Date through the initial EBITDA Rate Determination Date, the Applicable Margin shall be two and three-fourths percent (2.75%) for LIBOR Rate Borrowings and

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 2               ULTRAK OPERATING, L.P.

         Eurocurrency Borrowings, and one-fourth of one percent (0.025%) for Base Rate Borrowings. The "EBITDA RATE DETERMINATION DATE" is as of the last day of each fiscal quarter, beginning September 30, 2000, and any rate adjustment will be effective as of the first day of the second month (the "EBITDA RATE ADJUSTMENT EFFECTIVE DATE") following the applicable EBITDA Rate Determination Date (e.g., if Borrower qualifies for a rate adjustment based on the calculation as of September 30, 2000, the rate adjustment will become effective on November 1, 2000). No rate adjustment in Borrower's favor will become effective unless Administrative Agent has received the quarterly Financials and Compliance Certificate for the applicable EBITDA Rate Determination Date, and has therefor received the Financials and Compliance Certificates for all prior quarters, in each case, the receipt of which occurred within the time periods prescribed by this Agreement.

                  (b) If, as of the end of any month ("DETECTION SYSTEMS RATE DETERMINATION DATE"), (i) all of the interest of Parent in Detection Systems was sold during such month for cash to a Person who is not an Affiliate, and (ii) the Net Proceeds were applied in accordance with
         Section 3.2(c), and (iii) Borrower had at least Ten Million Dollars of Excess Availability, without including any amount for the Over-Advance Availability in the Borrowing Base, for the entire month ending on the Detection Systems Rate Determination Date, and (iv) the Over-Advance Availability has been cancelled and terminated at Borrower's written request and clause (g) has been eliminated from the definition of "Borrowing Base", and (v) no Potential Default or Event of Default has occurred and is continuing, then, in such event, the Applicable Margin will be reduced by one-fourth of one percent (0.25%) on the first day of the month following Detection Systems Rate Determination Date, which reduction shall continue in effect until the earlier of (A) the first EBITDA Rate Adjustment Effective Date on which Borrower is entitled to a reduction pursuant to paragraph (d) of this definition of "Applicable Margin" or (B) the last day of a month in which Borrower has less than Ten Million Dollars of Excess Availability, without including any amount for the Over-Advance Availability in the Borrowing Base.

                  (c) No rate adjustment in favor of Borrower will become effective unless, on the applicable EBITDA Rate Adjustment Effective Date, (i) the Over-Advance Availability has been cancelled and terminated at Borrower's written request and clause (g) has been eliminated from the definition of "Borrowing Base", and (ii) no Potential Default or Event of Default has occurred and is continuing.

                  (d) After Administrative Agent's timely receipt of the Financials and Compliance Certificates referred to in the preceding clause (a) with respect to any EBITDA Rate Determination Date, if Operating EBITDA is Ten Million Two Hundred Thousand Dollars ($10,200,000) or more for the nine months ending September 30, 2000 with respect to the initial EBITDA Rate Determination Date or Thirteen Million Seven Hundred Thousand Dollars ($13,700,000) or more for the twelve months ending on any subsequent EBITDA Rate Determination Date, the Applicable Margin in effect for the three-month period beginning on the applicable EBITDA Rate Adjustment Effective Date shall be adjusted based on the average daily Excess Availability, without including any amount for the Over-Advance Availability in the Borrowing Base, during the quarter ended on the applicable EBITDA Rate Determination Date as reflected in the table below. The calculations will be determined from such Financials and related Compliance Certificate; provided, however, at all times the foregoing shall be subject to the provisions of clause
         (e) of this definition.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 3               ULTRAK OPERATING, L.P.

                 EXCESS AVAILABILITY (WITHOUT                                          APPLICABLE MARGIN FOR LIBOR
                  OVER-ADVANCE AVAILABILITY)           APPLICABLE MARGIN FOR BASE         RATE AND EUROCURRENCY
                     FOR APPLICABLE QUARTER                  RATE BORROWINGS                   BORROWINGS
           ------------------------------------------ ------------------------------ --------------------------------
           Less than $5,000,000                                  0.025%                          2.750%
           ------------------------------------------ ------------------------------ --------------------------------

           Equal to or greater than $5,000,000 but               0.025%                          2.500%
           less than $10,000,000
           ------------------------------------------ ------------------------------ --------------------------------

           Equal to or greater than $10,000,000                  0.000%                          2.250%
           ------------------------------------------ ------------------------------ --------------------------------


                  (e) If Borrower fails to furnish to Administrative Agent any Financials and related Compliance Certificate within the time periods and of the nature and scope required by this Agreement, then the maximum Applicable Margin shall apply for the entirety of the applicable quarterly period unless Administrative Agent, in its absolute discretion, otherwise agrees with respect to a particular quarterly period. Notwithstanding anything to the contrary contained in any Credit Document, (i) at all times that an Event of Default shall exist and the Default Rate shall not be in effect, the Applicable Margin, at Administrative Agent's sole discretion, shall be increased to the maximum Applicable Margin, and (ii) at all times that the Default Rate shall be in effect, it shall be in effect in lieu of any Applicable Margin.

         "ASSIGNEE" is defined in Section 14.12(c).

         "ASSOCIATED COSTS RATE" means, in relation to each Borrowing, the percentage rate from time to time determined by Administrative Agent or the Eurocurrency Lending Installation in accordance with the formula or other guidance provided by the British Bankers Association from time to time in force, as reflecting the average (rounded to the nearest one thirty-second of one percent (0.03125%), of the costs, losses or differences in return which would be suffered or incurred by each of the Lenders as a result of (i) funding (at the Eurocurrency Rate and on a match funded basis) any special deposit or cash ratio deposit required to be placed with the Bank of England (or any other authority which replaces all or any of its functions), and/or (ii) any charge imposed by the British Financial Services Authority (or any other authority which replaces all or any of its functions).

         "BANK ONE" means Bank One, Texas, N.A.

         "BANK ONE LONDON" means Bank One, N.A.

         "BASE EUROCURRENCY RATE" means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the applicable London interbank offered rate for deposits denominated in the Eurocurrency requested in connection with that Eurocurrency Borrowing appearing on Dow Jones Markets (Telerate) Page 3750 (or the equivalent Reuters or Bloomberg pages) as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, alternatively, on the first day of the Interest Period in the case of Eurocurrency Borrowings denominated in pounds sterling), and having a maturity equal to such Interest Period, provided that if such rate is not available from the above-referenced sources, then such rate shall be otherwise independently determined by the Eurocurrency Lending Installation from an alternate, substantially similar independent service available to the Eurocurrency Lending Installation or shall be calculated by the Eurocurrency Lending Installation by a substantially similar methodology as that theretofore used to determine the Base Eurocurrency Rate.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 4               ULTRAK OPERATING, L.P.

         "BASE RATE" means the per annum rate of interest announced or published from time to time by Bank One, N.A. at its principal place of business in Chicago, Illinois as its base or equivalent rate of interest, which rate is not necessarily the lowest rate of interest charged by Bank One, N.A. with respect to commercial loans. Any change in the Base Rate shall be effective as of the effective date stated in the announcement by Bank One, N.A. of such change.

         "BASE RATE BORROWING" means a Domestic Borrowing advanced to Borrower through Administrative Agent in accordance with Section 2.3, which Borrowing bears interest at the sum of the Base Rate plus the Applicable Margin.

         "BELGIUM FACILITY DEBT" means the indebtedness described in Section 9.2(a)(viii).

         "BLOCKED ACCOUNTS" has the meaning stated in Section 3.4.

         "BORROWER" is defined in the preamble to this Agreement.

         "BORROWING" means any amount disbursed (i) by one or more Lenders to or on behalf of Borrower under the Credit Documents, either as an original disbursement of funds or a renewal, extension, modification or continuation of an amount outstanding, or a payment under an LC, or (ii) by any Lender in accordance with, and to satisfy a Company's obligations under, any Credit Document.

         "BORROWING BASE" means, at any time, the sum, without duplication, of
(a) up to eighty five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under existing Eligible Accounts, less such reserves as Administrative Agent in its sole discretion, exercised in a commercially reasonable manner, elects to establish, plus (b) the lesser of the Eligible Inventory Sublimit and an amount equal to up to fifty percent (50%) of existing Eligible Inventory, valued at average cost, less such reserves as Administrative Agent in its sole discretion, exercised in a commercially reasonable manner, elects to establish, plus (c) fifty percent (50%) of the Market Value of Borrower's Permitted Investment in Detection Systems so long as Administrative Agent has a first and prior perfected security interest therein, plus (d) fifty percent (50%) of the Market Value of Borrower's Permitted Investment in Permitted Public Company Holdings not to exceed Two Million Dollars ($2,000,000) so long as Administrative Agent has a first and prior perfected security interest therein, plus (e) the lesser of the Equipment Sublimit and an amount equal to up to eighty percent (80%) of the value ("FORCED LIQUIDATION VALUE") of the unencumbered machinery and equipment which is physically located in the United States and is owned by one of the Domestic Companies if sold at a forced liquidation sale, as determined by an appraiser acceptable to Administrative Agent and reflected in an appraisal (which may be in the form of a "desktop appraisal" acceptable to Administrative Agent) dated not more than twelve (12) months prior to the date of calculation of the Borrowing Base in question and in form and content acceptable to Administrative Agent (a "CURRENT EQUIPMENT APPRAISAL"); plus (f) the lesser of the Real Property Sublimit and an amount equal to up to sixty percent (60%) of the value ("QUICK SALE VALUE") of the unencumbered Real Property which is physically located in the United States and the fee title to which is owned by one of the Domestic Companies if sold in a quick sale, as determined by an appraiser acceptable to and retained by Administrative Agent and reflected in an appraisal dated not more than twelve (12) months prior to the date of calculation of the Borrowing Base in question and in form and content acceptable to Administrative Agent, including conformance with FIRREA appraisal requirements (a "CURRENT REAL PROPERTY APPRAISAL"), plus (g) the amount of any Over-Advance Availability.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 5               ULTRAK OPERATING, L.P.

         "BORROWING BASE DEFICIENCY" means the amount by which Principal Debt outstanding under the Revolving Facility exceeds, for any reason, the limitation in Section 2.2(c).

         "BORROWING BASE REPORT" means a report substantially in the form of Exhibit G and otherwise in form and scope acceptable to Administrative Agent.

         "BORROWING DATE" is defined in Section 2.3(a).

         "BORROWING REQUEST" means a request, subject to Section 2.3(a), substantially in the form of Exhibit D and otherwise in form and scope acceptable to Administrative Agent.

         "BUSINESS DAY" means (i) for purposes of any LIBOR Rate Borrowing, a day when commercial banks are open for international business in London, England, (ii) for purposes of any Eurocurrency Borrowing, a TARGET Settlement Date in the case of Eurocurrency Borrowings denominated in euros or a day on which commercial banks in both London, England and in the principal financial center of the country in which the Eurocurrency Borrowing is to be denominated are both open for substantially all of their business in the case of Eurocurrency Borrowings denominated in any other Eurocurrency, and (iii) for all other purposes, any day other than Saturday, Sunday and any other day that commercial banks are authorized by applicable Laws to be closed in Illinois.

         "CAPITAL LEASE" means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

         "CAPITAL EXPENDITURES" shall mean any and all expenditures of the Companies, on a consolidated basis, without duplication, for fixed or capital assets, including, without limitation, the incurrence of Capital Lease obligations, all as determined in accordance with GAAP, and "NET CAPITAL EXPENDITURES", for any period, means Capital Expenditures net of gains from sales of fixed or capital assets during such period.

         "CASAROTTO" means Casarotto Security, S.p.A., an Italian public corporation.

         "CASH FLOW AVAILABLE FOR DEBT SERVICE" shall mean, for any applicable computation period for the Companies, on a consolidated basis, and without duplication, the sum of (i) Operating EBITDA, minus (ii) Net Capital Expenditures, minus (iii) income tax payments made during such period, plus (iv) any third party funding for Capital Expenditures which is not prohibited by this Agreement.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.

         "CHANGE DATE" means the date of the first Eurocurrency Borrowing made in accordance with the procedures set forth in this Agreement.

         "CLOSING DATE" and "CLOSING TIME" mean, respectively, the date, not later than March 31, 2000, and the time of day on which American National pays to Bank One and Wells Fargo the purchase price for the "Principal Debt" under the Prior Credit Agreement and the Prior Lender Assignments are executed and delivered by Bank One and Wells Fargo and become effective as provided therein.

         "COLLATERAL" is defined in Section 5.2.

         "COLLECTING BANKS" has the meaning stated in Section 3.4.

                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 6               ULTRAK OPERATING, L.P.

         "COMMITMENT" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most recently amended Schedule 2 for the Revolving Facility (which amount is subject to reduction and cancellation as provided in this Agreement).

         "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

         "COMPANIES" means at any time, Parent, Borrower and each of their present and future Subsidiaries, and "COMPANY" means each of them.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit H, and otherwise in form and scope satisfactory to Administrative Agent, and signed by Borrower's president, chief financial officer or treasurer.

         "CONVERSION NOTICE" means a request, subject to Section 3.10, substantially in the form of Exhibit E and otherwise in form and scope satisfactory to Administrative Agent.

         "CREDIT DOCUMENTS" means (a) this Agreement, certificates and reports delivered under this Agreement, and exhibits and schedules to this Agreement,
(b) all security agreements, pledges, mortgages, deeds of trust and agreements, documents and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under the Prior Credit Agreement or this Agreement or otherwise delivered in connection with all or any part of the Obligation, including the Confirmations of Guaranties and Confirmations of Security Agreements referred to in Section 5.1 and Section 6.1,
(c) all LCs and LC Agreements, and (d) all renewals, extensions, modifications and restatements of, and amendments and supplements to, any of the foregoing, which are made in accordance with the provisions of the respective Credit Documents.

         "CURRENT EQUIPMENT APPRAISAL" has the meaning stated in the definition of "Borrowing Base".

         "CURRENT FINANCIALS," unless otherwise specified, (a) means either (i) the Companies' Consolidated Financials for the year ended December 31, 1998, together with the Companies' Financials for the nine months ended on September 30, 1999, or (ii) at any time after annual Financials for the year ended December 31, 1999 are delivered under Section 8.1, the Companies' annual Financials then most recently delivered to Administrative Agent under Section 8.1(a), together with the Companies' quarterly Financials then most recently delivered to Administrative Agent under Section 8.1(b); but (b) does not include the results of operations and cash flows for any Company for the time period before it becomes a member of Parent's consolidated group.

         "CURRENT REAL PROPERTY APPRAISAL" has the meaning stated in the definition of "Borrowing Base".

         "DEBT" means, with respect to any Person on any date of determination (without duplication), (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business which are paid when due in accordance with ordinary-course payment terms or which are being contested in good faith in appropriate proceedings, (iv) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (v) all direct or contingent obligations in respect of letters of credit, (vi) Capital Lease obligations, (vii) liabilities secured (or for which the holder of any obligations or liabilities has an existing Right, contingent or otherwise, to be so secured) by any


                                           AMENDED AND RESTATED CREDIT AGREEMENT
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




Lien existing on property owned or acquired by that Person, (viii) all guaranties, endorsements and other contingent obligations for liabilities or obligations or the maintenance of financial condition of others, including obligations to repurchase or purchase properties or to maintain or cause to maintain any financial condition, and (ix) all outstanding obligations of each of the Companies under, or in respect of, the TROL Financing.

         "DEBT SERVICE REQUIREMENTS" means, for any period, the sum of (i) all scheduled principal payments for Funded Debt (other than the TROL Financing) and deemed principal payments with respect to Capital Leases, plus (ii) the Companies' Interest Expense, plus (iii) cash dividends permitted by this Agreement.

         "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Laws affecting creditors' Rights.

         "DEFAULT RATE" means, for any day, an annual interest rate equal from day to day to (i) for amounts owing under or in respect of Eurocurrency Borrowings, the lesser of either (a) the Eurocurrency Rate plus two and one-half percent (2.5%) or (b) the Maximum Rate, and (ii) for all other amounts owing under or in respect of the Credit Documents, the lesser of either (a) the Base Rate plus two and one-half percent (2.5%) or (b) the Maximum Rate.

         "DETECTION SYSTEMS" means Detection Systems, Inc., a New York corporation, the stock of which is traded on NASDAQ (the automated quotation system operated by the National Association of Securities Dealers, Inc.) as of the Closing Date.

         "DETECTION SYSTEMS SECURITIES" means the direct or beneficial ownership interest of Parent (or Security Warranty if a Permitted Security Warranty Transaction occurs) in securities of Detection Systems in certificated or uncertificated form.

         "DIAMOND" means Diamond Electronics, Inc., an Ohio corporation which is a wholly owned Subsidiary of Parent.

         "DISTRIBUTION" means, with respect to any shares of any common, preferred or other capital stock or other equity securities of or interest in a Person (i) the retirement, redemption, purchase, repurchase or other acquisition for value of those securities, (ii) the declaration or payment of any dividend on or with respect to those securities, (iii) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities and (iv) any other payment by that Person with respect to those securities.

         "DOLLAR" or "$" means United States Dollars.

         "DOLLAR EQUIVALENT" of a Eurocurrency Borrowing means the Dollar equivalent of the amount of such Eurocurrency Borrowing, determined by Administrative Agent on the basis of its mean spot rate for the purchase of the appropriate Eurocurrency with Dollars.

         "DOMESTIC BORROWING" means a borrowing of Dollars through a domestic (United States) office of a Lender.

         "DOMESTIC COMPANY" means all Companies other than Foreign Subsidiaries.

         "DOMESTIC SUBSIDIARIES" means all Subsidiaries other than Foreign Subsidiaries.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 8               ULTRAK OPERATING, L.P.

         "ELIGIBLE ACCOUNTS" means enforceable and outstanding Accounts of the Domestic Companies which Administrative Agent, in its discretion, exercised in a commercially reasonable manner, determines are eligible. Without limiting Administrative Agent's discretion, the following Accounts shall not be Eligible
Accounts: (i) Accounts which remain unpaid one hundred twenty (120) days after the original date of the applicable invoice; (ii) all Accounts owing by a single Account Debtor, including a currently scheduled Account, if twenty-five percent (25%) or more of the balance owing by such Account Debtor to all Companies remains unpaid one hundred twenty (120) days after the original date of the applicable invoice or invoices; (iii) Accounts with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate of a Company;
(iv) Accounts in excess of an aggregate of Three Million Dollars ($3,000,000) with respect to which the Account Debtor is the United States or any department, agency or instrumentality thereof, unless with respect to any such Account, Borrower has complied to Agent's satisfaction with the provisions of the Federal Assignment of Claims Act of 1940, including, without limitation, executing and delivering to Agent all statements of assignment and/or notification which are in form and substance acceptable to Agent and which are deemed necessary by Agent to effectuate the assignment to Agent of such Accounts; (v) Accounts with respect to which the Account Debtor is not an Entity domiciled in and whose principal place of business is in the United States, unless the Account Debtor has supplied the Company which owns the Account with an irrevocable letter of credit or a policy of credit insurance, issued by a financial institution satisfactory to Administrative Agent, sufficient to cover such Account in form and substance satisfactory to Administrative Agent; (vi) Accounts in excess of an aggregate of One Million Dollars ($1,000,000) with respect to which the Account Debtor is not an Entity domiciled in and whose principal place of business is in the United States and no letter of credit or credit insurance has been supplied which would satisfy clause (v) preceding; (vii) Accounts with respect to which the Account Debtor has asserted a counterclaim or has a right of setoff; (viii) Accounts for which the prospect of payment or performance by the Account Debtor is or may be impaired as determined by Administrative Agent in its sole, commercially reasonable discretion, each of which will be eliminated as an Eligible Account on the fifteenth (15th) day after Administrative Agent has given written notice to Borrower with respect thereto;
(ix) Accounts with respect to which Agent does not have a first and valid fully perfected security interest; (x) Accounts with respect to which the Account Debtor is the subject of proceedings under any Debtor Relief Laws or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (xi) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis; (xii) Accounts to the extent that the Account Debtor's indebtedness to a Company exceeds a credit limit determined by Administrative Agent in Administrative Agent's sole discretion, exercised in a commercially reasonable manner, with any elimination as an Eligible Account to become effective on the fifteenth (15th) day after Administrative Agent has given written notice to Borrower with respect thereto; (xiii) Accounts with respect to which the Account Debtor is located in any state denying creditors access to its courts in the absence of a notice of business activities report or similar filing, unless Borrower has either qualified as a foreign corporation to do business in such state or has filed such notice of business activities report or similar filing with the applicable state agency for the current year; and (xiv) Accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the Account Debtor thereof or with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the Account Debtor thereof. In the event that a previously scheduled Eligible Account ceases to be an Eligible Account under the above described criteria, Borrower shall notify the Administrative Agent thereof immediately after Borrower has obtained knowledge thereof.

         "ELIGIBLE INVENTORY" means Inventory of the Domestic Companies which Administrative Agent, in its discretion, exercised in a commercially reasonable manner, determines to be eligible. Without limiting


                                           AMENDED AND RESTATED CREDIT AGREEMENT
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




Administrative Agent's discretion, the following Inventory shall not be Eligible
Inventory: (i) Inventory which is obsolete, not in good condition, or not either currently usable or currently salable in the ordinary course of the business of the Companies; (ii) Inventory which Administrative Agent determines, in the exercise of Administrative Agent's sole discretion, exercised in a commercially reasonable manner, and in accordance with Administrative Agent's customary business practices, to be unacceptable due to age, type, category and/or quantity; (iii) Inventory which is not subject to internal control and management procedures acceptable to Administrative Agent, in Administrative Agent's sole discretion, which will be eliminated as Eligible Inventory on the fifteenth (15th) day after Administrative Agent has given written notice to Borrower with respect thereto, unless Administrative Agent determines that a significant change from existing internal controls and management procedures has occurred, in which case the elimination will become effectively immediately after notice from Administrative Agent to Borrower; (iv) Inventory with respect to which Administrative Agent does not have a first and valid fully perfected security interest; (v) Inventory which is stored or placed with a bailee, consignee, warehouseman, supplier, lessor or similar party; (vi) Inventory delivered to a Company on consignment; (vii) Inventory owned by a Foreign Company or which is not physically located in the United States; and (viii) Inventory which is not physically located in the United States at one of the locations designated on Schedule 7.20. In the event that previously scheduled Inventory ceases to be Eligible Inventory under the above-described criteria, Borrower shall notify Administrative Agent thereof immediately after Borrower has obtained knowledge thereof.

         "ELIGIBLE INVENTORY SUBLIMIT" means Fifteen Million Dollars ($15,000,000).

         "EMPLOYEE PLAN" means any employee-pension-benefit plan (i) covered by Title IV of ERISA and established or maintained by a Company or any ERISA Affiliate (other than a Multiemployer Plan) or (ii) established or maintained by a Company or any ERISA Affiliate or to which a Company or any ERISA Affiliate contributes, under the Laws of any foreign country.

         "ENTITY" means a corporation, limited liability company, association, partnership of any kind, organization, trust, joint venture or other entity or a Governmental Authority.

         "ENVIRONMENTAL INVESTIGATION" means any health, safety or environmental site assessment, investigation, study, review, audit, compliance audit or compliance review conducted at any time or from time to time (whether at the request of Administrative Agent or any Lender, upon the order or request of any Governmental Authority, at the voluntary instigation of any Company or Affiliate of any Company or otherwise) concerning any Real Property or the business operations or activities of any Company or Affiliate of any Company, including
(i) air, soil, groundwater or surface-water sampling and monitoring, (ii) repair, cleanup, remediation, or detoxification, (iii) preparation and implementation of any closure, remedial, spill, emergency or other plans, and
(iv) any health, safety, or environmental compliance audit or review.

         "ENVIRONMENTAL LAW" means any applicable Law that relates to (a) the condition of air, ground or surface water, soil, or other environmental media,
(b) the environment or natural resources, (c) safety or health, (d) the regulation of any contaminants, wastes, and Hazardous Substances, including CERCLA, OSHA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15
U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.), the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.), and state and local Laws, and any future enacted or adopted Laws, in each case, now existing or hereafter adopted, which are analogous


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 11               ULTRAK OPERATING, L.P.

to any of the preceding referenced requirements, or (e) the Release or threatened Release of Hazardous Substances.

         "ENVIRONMENTAL LIABILITY" means any liability, loss, fine, penalty, charge, lien, damage, cost or expense of any kind to the extent that it results directly or indirectly, in whole or in part, (i) from the violation of any Environmental Law, (ii) from the Release or threatened Release of any Hazardous Substance, (iii) from removal, remediation, or other actions in response to the Release or threatened Release of any Hazardous Substance, (iv) from actual or threatened damages to natural resources, (v) from the imposition of injunctive relief or other orders, (vi) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the Release or threatened Release of a Hazardous Substance, or (vii) from any Environmental Investigation performed at, on, or for any Real Property.

         "ENVIRONMENTAL PERMIT" means any permit or license from any Person defined in clause (i) of the definition of Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process or other activity.

         "EONIA" means the Euro Overnight Index Average at or about 9:00 a.m., London time for each applicable, as determined by Bank One London.

         "EQUIPMENT SUBLIMIT" means a limit established by Administrative Agent in its sole discretion, exercised in a commercially reasonable manner, for the amount to be included in the Borrowing Base for machinery and equipment, which is reasonably expected to be limited to Two Million Dollars ($2,000,000).

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA AFFILIATE" means any Person that, for purposes of Title IV of ERISA, is a member of Parent's controlled group or is under common control with Parent or Borrower within the meaning of Section 414 of the IRC (which provisions are deemed by this Agreement to apply to Foreign Persons).

         "EUROCURRENCY" means any currency (other than Dollars) which is freely transferable and convertible into Dollars and which is available in the London interbank market.

         "EUROCURRENCY BORROWING" means a Borrowing under the Revolving Facility advanced to Borrower through the Eurocurrency Lending Installation in accordance with Section 2.3, which Borrowing is denominated in a Eurocurrency and bears interest at the Eurocurrency Rate.

         "EUROCURRENCY LENDING INSTALLATION" means Administrative Agent's Lending Installation in London, England (or such other Lending Installation as may be designated by Administrative Agent from time to time) that manages fundings and payments under the Eurocurrency Sublimit.

         "EUROCURRENCY RATE" means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the sum of (i) the quotient of (a) the Base Eurocurrency Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin, plus (iii) in the case of Eurocurrency Borrowings denominated in pounds sterling, the Associated Costs Rate.

         "EUROCURRENCY SUBLIMIT" means Twenty Two Million Dollars ($22,000,000), until such time as (i) a different limit is established by Administrative Agent in its sole discretion, exercised in a commercially


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 11               ULTRAK OPERATING, L.P.

reasonable manner, or (ii) Administrative Agent terminates and cancels any right to make Eurocurrency Borrowings pursuant to Section 2.1(f).

         "EVENT OF DEFAULT" is defined in Section 11.

         "EXCESS AVAILABILITY", for any day, means the amount, if any, by which the lesser of (i) the Borrowing Base (less any reserves established by Administrative Agent) or (ii) the Commitment exceeds the Principal Debt.

         "FED FUNDS RATE" means, for any day, the annual rate (rounded upwards, if necessary, to the nearest one-hundredth of one percent (0.01%)) determined by Administrative Agent (which determination is conclusive and binding, absent manifest error) to be equal to (i) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day or (ii) if the rates referred to in the preceding clause (i) are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         "FINANCIALS" of a Person means balance sheets, profit and loss statements, and statements of cash flow prepared (i) according to GAAP (subject to year-end audit adjustments with respect to interim Financials) and (ii) except as stated in Section 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable. The term "Financials" shall also include the reconciliations of capital and surplus included as part of the Companies' annual financial statements.

         "FORCED LIQUIDATION VALUE" has the meaning stated in the definition of "Borrowing Base".

         "FOREIGN" means, in respect of any Person, a Person organized under the Laws of a jurisdiction other than, or domiciled outside of, the United States or one of its states, territories, commonwealths, or possessions.

         "FOREIGN SUBSIDIARIES" means all Subsidiaries of Parent or Borrower that are Foreign.

         "FUNDED DEBT" means, with respect to any Person on any date of determination (without duplication), the sum of all outstanding (direct or contingent) Debt of such Person which is described by any of clauses (i), (ii),
(iv), (v), (vi) or (ix) of the definition of the term "Debt".

         "FUNDING LOSS" means any loss, expense or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (i) Borrower fails or refuses (for any reason whatsoever other than a default by Administrative Agent or the Lender claiming that loss, expense or reduction in yield) to take any Borrowing that it has requested under this Agreement or (ii) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

         "F/X CONTRACT" means, for any Person, any present or future agreement, device or arrangement providing for payments related to fluctuations of currency exchange rates, including forward currency exchange agreements and forward rate currency options.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time for SEC-reporting companies in the United States.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 12               ULTRAK OPERATING, L.P.

         "GOVERNMENTAL AUTHORITY" means any (i) local, state, territorial, federal or foreign judicial, executive, regulatory, administrative, legislative or governmental agency, board, bureau, commission, department or other instrumentality, (ii) private arbitration board or panel or (iii) central bank.

         "GUARANTY" means a guaranty agreement substantially in the form of Exhibit B and otherwise in form and scope acceptable to Administrative Agent.

         "GUARANTOR" means each Person that executes a Guaranty as required by the terms of this Agreement.

         "HAZARDOUS SUBSTANCE" means (a) any substance that is reasonably expected to require removal, remediation, or other response under any Environmental Law, (b) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, dangerous, or toxic or hazardous substance under any Environmental Law, including any hazardous substance within the meaning of Section 101(14) of CERCLA, (c) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (d) asbestos and asbestos-containing materials in any form, (e) polychlorinated biphenyls, (f) urea formaldehyde foam, or (g) any substance the presence of which on any Real Property either (i) poses or threatens to pose a hazard to the health or safety of persons or to the environment, or (ii) could reasonably be expected to constitute a health or safety hazard to persons or the environment if emanated or migrated from the Real Property.

         "HEDGING AGREEMENT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for or constituting an agreement to enter into interest rate swaps, floors, caps or collars, forward-rate agreements or other similar transactions.

         "INTEREST EXPENSE" means, with respect to any Person and for any period (without duplication), all interest on that Person's Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including the interest component of Capital Leases), as determined by GAAP.

         "INTEREST PERIOD" is determined in accordance with Section 3.13.

         "INVENTORY" means any and all goods, including, without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired by a Company, which are held for sale or lease, furnished under any contract of service or held as raw materials, work in process or supplies, and all materials used or consumed in the business of the Companies, and shall include such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by a Company.

         "INVESTMENT" means, in respect of any Person, any loan, advance, extension of credit or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or a significant part of the assets or a division or other business unit of that Person.

         "IRC" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 13               ULTRAK OPERATING, L.P.

         "LAWS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Governmental Authority.

         "LC" means a standby letter of credit issued by Administrative Agent under this Agreement pursuant to an LC Agreement.

         "LC AGREEMENT" means a standby letter of credit application and agreement (in form and substance satisfactory to Administrative Agent) submitted by Borrower to Administrative Agent for an LC for its own account (and for its benefit or the benefit of any other Company).

         "LC EXPOSURE" means, at any time and without duplication, the sum of
(a) the aggregate face amount of all undrawn and uncancelled LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower under drawings under any LC.

         "LC REQUEST" means a request substantially in the form of Exhibit F.

         "LC SUBFACILITY" means a subfacility of the Revolving Facility for the issuance of LCs, as described in Section 2.4, under which the LC Exposure may never exceed Five Million Dollars ($5,000,000) in the aggregate. For the avoidance of doubt, LCs may only be requested, issued and denominated in United States Dollars as a subfacility under the Domestic Borrowing feature of the Revolving Facility, and all communications from Borrower in respect of LCs shall be with Administrative Agent.

         "LENDER LIEN" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, or granted to or created in favor of Administrative Agent or a Lender for the benefit of Lenders.

         "LENDERS" means each present and future financial institution (including Administrative Agent in respect of its share of Borrowings and LCs) named on Schedule 2 or on the most recently amended Schedule 2, if any, delivered by Administrative Agent to Borrower under this Agreement, and, subject to this Agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement).

         "LENDING INSTALLATION" means any office or branch of any Lender or Administrative Agent (or any of their respective Affiliates).

         "LIBOR RATE" means, for a LIBOR Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest one-hundredth of one percent (0.01%)) equal to the quotient obtained by dividing (i) the rate that deposits in United States dollars are offered to Administrative Agent in the London interbank market at approximately 11:00 a.m. London, England time two Business Days before the first day of that Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate (provided that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Administrative Agent from an alternate, substantially similar independent service available to Administrative Agent or shall be calculated by Administrative Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate) in an amount comparable to that LIBOR Rate Borrowing and having a maturity approximately equal to that Interest Period by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 14               ULTRAK OPERATING, L.P.

         "LIBOR RATE BORROWING" means a Domestic Borrowing advanced to Borrower through Administrative Agent in accordance with Section 2.3, which Borrowing bears interest at the sum of the LIBOR Rate plus the Applicable Margin.

         "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of unsecured creditors or the owners (other than title of the lessor under an operating lease).

         "LITIGATION" means any action, proceeding, investigation or hearing by or before any Governmental Authority.

         "LOAN ACCOUNT" has the meaning stated in Section 2.3.

         "LOCK BOX ACCOUNTS" has the meaning stated in Section 3.4.

         "MARKET VALUE" means, at any time, a market value for a security based upon the then-most recent quotation on a nationally recognized securities market or over-the-counter trading market; provided, however, if such security is not publicly traded or if trading has been suspended, then the "Market Value" for such security shall be deemed to be zero ($0).

         "MATERIAL ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully cancelled or terminated and the Obligation is fully paid and performed) in any (i) material impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or any Lender to enforce any of those obligations or any of its Rights under the Credit Documents, (ii) material and adverse effect on the business, management or financial condition of Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by it or
(iii) Event of Default or Potential Default.

         "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Laws of the State of Texas or federal laws of the United States (as applicable), that Lender is permitted to contract for, charge, take, reserve or receive on the Obligation.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Laws of any foreign country) to which Parent or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         "NET INCOME" of any Person means that Person's profit or loss determined in accordance with GAAP.

         "NET PROCEEDS" means the aggregate cash proceeds received by a Company in respect of any Permitted Asset Sale (including any cash received upon the sale or other disposition of any non-cash consideration received in any Permitted Asset Sale), net of the direct costs relating to such Permitted Asset Sale (including legal, accounting and investment banking fees, and sales commissions), any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 15               ULTRAK OPERATING, L.P.

and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "NOTE" means each promissory note executed and delivered to a Lender by Borrower pursuant to this Agreement substantially in the form of Exhibit A and otherwise in form and scope acceptable to Administrative Agent.

         "NOTE AND LIEN ASSIGNMENT" is defined in Section 14.12(c).

         "OBLIGATION" means all present and future (i) Debts, liabilities and obligations of any Company to Administrative Agent or any Lender and related to any Credit Document, whether principal, interest, fees, costs, attorneys' fees or otherwise, (ii) all Debts, liabilities, or obligations, contingent or otherwise, of any Company which arises under or in connection with a Rate Management Transction with Administrative or one of its Affiliates, (iii) Debts, liabilities, or obligations owed by any Company to Administrative Agent or one of its Affiliates under any Hedging Agreement (including, without limitation, with respect to any "Transaction" [as defined in any Hedging Agreement] entered into pursuant to any Hedging Agreement, all present and future amounts due and payable by any Company, whether such amounts are due and payable on the date(s) scheduled therefor, on the occurrence of an "Early Termination Date" [as defined in any Hedging Agreement], or otherwise) to the extent relating to interest payable under this agreement, (iv) any of the foregoing amounts that would become due but for the operation of 11 U.S.C. Section 502 and 503 or any other provision of Title 11 of the United States Code, (v) pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Relief Law and (vi) renewals, extensions, rearrangements and modifications of any character whatsoever of any the foregoing.

         "OPERATING EBITDA" means, with respect to any Person and for any period (without duplication) the amount equal to (i) Net Income plus (ii) to the extent deducted in calculating such Net Income, the sum of (a) Interest Expense plus
(b) Tax expense plus (c) depreciation and amortization from its continuing operations, plus (iii) reserves booked in a period for losses expected to be incurred in connection with discontinued operations, not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate during the term of this Agreement, minus (iv) to the extent included in calculating such Net Income, any gains or losses from investments, any income or loss of Detection Systems or of any Entity whose stock is held as a Permitted Public Company Holding which is reported by Parent as income or loss in its financial statements, any gains or losses from foreign currency conversion rates or translations, any gains that are extraordinary items, any insurance proceeds included in Net Income and any LIFO inventory changes.

         "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (i) for a corporation are its corporate charter and bylaws, (ii) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (iii) for a limited liability company are its certificate of organization and limited liability company agreement (regulations) and (iv) for a trust is the trust agreement or indenture under which it is created.

         "OSHA" means the Occupational Safety and Health Act of 1970, 29 U.S.C.
Section 651 et seq., as amended.

         "OVER-ADVANCE AVAILABILITY" means Six Million Dollars ($6,000,000) on the Closing Date, which shall be automatically and permanently reduced by (i) Five Hundred Thousand Dollars ($500,000) on each of June 30, July 31and August 31, 2000, (ii) One Million Five Hundred Thousand Dollars on each of September 30 and December 31, 2000 and March 31, 2001, and (iii the amount of each addition to the Borrowing Base for machinery, equipment and Real Property pursuant to clause (d) or (e) of the definition of "Borrowing Base" at


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 16               ULTRAK OPERATING, L.P.

the time Administrative Agent notifies Borrower of each addition. In the event of a reduction or partial termination ("NON-SCHEDULED REDUCTION") of the Over-Advance Availability other than as a result of the operation of clauses (i) and (ii) preceding, the amounts of future scheduled reductions stated in clauses
(i) and (ii) shall be reduced pro rata, in the same proportion as the amount of the Non-Scheduled Reduction bears to the Over-Advance Availability immediately prior to the Non-Scheduled Reduction.

         "PARENT" means Ultrak, Inc., a Delaware corporation, which is the parent of Borrower and of Ultrak Holdings.

         "PARTICIPANT" is defined in Section 14.12(b).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERMITTED ASSET SALE" means (i) any sale and disposition of inventory in the ordinary course of business for fair and adequate consideration, (ii) any sale of assets which are obsolete or are no longer in use and which are not significant to the continuation of the business of the Companies, (iii) upon prior written notice to, and completion of all actions necessary to confirm, reaffirm or re-establish Lender Liens to the satisfaction of Administrative Agent, any sale and disposition from any Company to any other Company provided, in all respects, such sale and disposition is otherwise subject to and complies with Section 9.5, (iv) any disposition of assets (other than stock or other equity securities of a Company) where substantially similar assets have been or are being acquired, (v) any sale of assets relating to mergers and consolidations permitted under this Agreement, (vi) any other sales and dispositions which, when added to the market value of all other assets sold pursuant to this clause (vi) during the period from the date hereof through the entire term of this Agreement, have an aggregate market value of Five Hundred Thousand Dollars ($500,000) or less, (vii) a Permitted Security Warranty Transaction, (viii) any sale of all of Parent's interest (or Security Warranty's interest if a Permitted Security Warranty Transaction has occurred) in Detection Systems, provided the Net Proceeds are applied as required by Section 3.2 and
(ix) any other sales and dispositions approved in advance by Administrative
Agent.

         "PERMITTED DEBT" is defined in Section 9.2.

         "PERMITTED INTERCOMPANY ADVANCES" means loans, advances or extensions of credit by Parent or Borrower to Foreign Subsidiaries from funds loaned to Borrower under the Eurocurrency Sublimit. For the avoidance of doubt, no loans, advances or extensions of credit may be made by Borrower or any other Company to any Foreign Subsidiary except for loans made with the proceeds of Eurocurrency Borrowings.

         "PERMITTED INTERCOMPANY GUARANTY" means guaranties or assurances of payment of loans, advances or extensions of credit by Borrower to Foreign Subsidiaries from funds loaned to Borrower as Eurocurrency Borrowings. For the avoidance of doubt, no guaranties or assurances of payment of loans, advances or extensions of credit may be made by Borrower or any other Company on behalf of any Foreign Subsidiary except for guaranties of loans made with the proceeds of Eurocurrency Borrowings.

         "PERMITTED INVESTMENT" is defined in Section 9.7.

         "PERMITTED LIENS" is defined in Section 9.3.

         "PERMITTED PUBLIC COMPANY HOLDINGS" means (i) securities of companies ("PORTFOLIO COMPANIES") approved in advance by Administrative Agent as being eligible for inclusion as "Permitted Public Company Holdings", (ii) amounts in a money market account associated with any brokerage account with a substantial


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 17               ULTRAK OPERATING, L.P.

and reputable brokerage firm acceptable to Administrative Agent in which Permitted Public Company Holdings are held or (iii) securities that meet all of the following criteria:

                  (a such securities are traded on a nationally-recognized stock exchange or are securities as to which bids and offer quotations are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.;

                  (b the sale or other transfer of such securities is not restricted in any way (other than restrictions imposed by applicable securities laws);

                  (c the market capitalization of each Portfolio Company that has issued such securities must equal or exceed $1,000,000,000 (except that Southwest Securities is exempted from the requirements of this CLAUSE (c));

                  (d each Portfolio Company must have been in existence with substantial operations for a period of at least five (5) years;

                  (e at the time of purchase of the securities of a Portfolio Company, the ratio of the market price at the time of purchase to the Net Income of the Portfolio Company for the most recently completed fiscal year must be less than 50 to 1; and

                  (f such agreements and documents as Administrative Agent in its sole discretion deems appropriate have been executed by necessary parties, pursuant to which Administrative Agent has a perfected first and prior Lender Lien in and to the securities.

         "PERMITTED SECURITY WARRANTY TRANSACTION" means a transfer to Security Warranty by Parent of all of Parent's Detection Systems Securities, if, but only if, (a) Parent gives at least twenty (20) days prior written notice to Administrative Agent of its intent to make a transfer, (b) such agreements and documents are executed by Borrower, Parent, Administrative Agent, Security Warranty and other necessary parties as Administrative Agent in its sole discretion deems appropriate, pursuant to which Administrative Agent will have a perfected first and prior Lender Lien in and to the Detection Systems Securities, and (c) Administrative Agent has a perfected first and prior Lender Lien in and to all stock of Security Warranty pursuant to such duly executed agreements and documents as Administrative Agent in its sole discretion deems appropriate.

         "PERMITTED TROL GUARANTIES" means unsecured guaranties by Parent and the Domestic Subsidiaries of the obligations of Parent and Borrower with respect to the TROL Financing.

         "PERSON" means any individual or Entity.

         "POTENTIAL DEFAULT" means any event, occurrence or circumstance the existence of which, upon any required notice, time lapse, or both, could reasonably be expected to become an Event of Default.

         "PRINCIPAL DEBT" means, at any time, the unpaid principal balance of all Borrowings.

         "PRIOR CREDIT AGREEMENT" means that certain First Amended and Restated Credit Agreement dated as of August 12, 1999, among Parent, Bank One and Wells Fargo, as renewed, extended and amended, including the First Amendment dated as of November 12, 1999, the Second Amendment dated as of January 31, 2000 and the Third Amendment dated as of February 29, 2000.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 18               ULTRAK OPERATING, L.P.

         "PRIOR LENDERS" means Bank One and Wells Fargo.

         "PRIOR NOTES" means the Term Notes and the Revolving Notes evidencing the borrowings under the Prior Credit Agreement.

         "PRIOR OBLIGATION" means the "Obligation" as defined in the Prior Credit Agreement.

         "PRO RATA PART" mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

         "RATE MANAGEMENT TRANSACTION" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between any Company and Administrative Agent or one of its Affiliates which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

         "REAL PROPERTY" means any land, buildings, fixtures and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company or subleased by any Company to any other Person.

         "REAL PROPERTY SUBLIMIT" means a limit established by Administrative Agent in its sole discretion, exercised in a commercially reasonable manner, for the amount to be included in the Borrowing Base for unencumbered Real Property located in the United States and owned by a Domestic Company, which is reasonably expected to be limited to Two Million Dollars ($2,000,000).

         "RELEASE" has its usual meaning and also means any "release" as defined under any Environmental Law.

         "REPRESENTATIVES" means, with respect to a Person, its representatives, officers, directors, employees, contractors, consultants, accountants, attorneys, insurers, shareholders and agents.

         "REQUIRED LENDERS" means, at any time, any combination of Lenders holding (directly or indirectly) at least either (i) sixty six and two-thirds percent (66 2/3%) of the total Commitments while there is no Principal Debt or LC Exposure or (ii) sixty six and two-thirds percent (66 2/3%) of the Principal Debt plus the LC Exposure while there is any Principal Debt or LC Exposure.

         "RESERVE REQUIREMENT" means, for any LIBOR Rate Borrowing or Eurocurrency Borrowing, and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal and other reserves required by applicable Laws) applicable to eurocurrency fundings or liabilities as of the first day of that Interest Period in amount and maturity of such Borrowing.

         "RESPONSIBLE OFFICER" means Borrower's chairman, president, chief executive officer, chief financial officer or treasurer.

         "REVOLVING FACILITY" means the revolving line of credit facility described in Section 22.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 19               ULTRAK OPERATING, L.P.

         "REVOLVING FACILITY TERMINATION DATE" means the earlier of (i) March 31, 2002 and (ii) the date on which the commitments to lend and issue LCs under this Agreement are fully cancelled or terminated.

         "RIGHTS" means rights, remedies, powers, privileges and benefits.

         "SEC" means the Securities and Exchange Commission or any successor thereto.

         "SECURITY AGREEMENT" means a security agreement substantially in the form of Exhibit C and otherwise in form and scope acceptable to Administrative Agent.

         "SECURITY WARRANTY" means Security Warranty, Inc., a Texas corporation and a wholly owned Subsidiary of Parent.

         "SOLVENT" means, as to any Person, that (i) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (ii) such Person has sufficient cash flow to enable it to pay its debts as they mature and (iii) such Person does not have unreasonably small capital to conduct its businesses.

         "SUBSIDIARY" of any Person means any other Person of which (i) more than fifty percent (50%) (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person or (ii) such Person serves as a general partner or a similar capacity. Unless otherwise specified or the context otherwise requires, "Subsidiary" refers to a Subsidiary of Parent or Borrower.

         "TANGIBLE NET WORTH" means, as of any date, the total shareholders' equity (including common stock and preferred stock (other than mandatorily redeemable stock) at stated value, additional paid-in capital and retained earnings after deducting treasury stock) which appears on a consolidated balance sheet of the Companies prepared as of such date in accordance with GAAP, minus the sum of the following which are booked for dates or periods after December 31, 1999: (i) unrealized gains or losses from investments, (ii) income or losses of Detection Systems or other Entities in which a Company has a minority interest to the extent such income or losses are recorded on the books of a Company but do not represent receipt of cash by the Companies, (iii goodwill, experimental expenses, intellectual property, patents, trademarks, licenses, software and other assets which are classified as intangible assets on a balance sheet of such Person, prepared in accordance with GAAP, and (iv any accumulated gains or losses from foreign currency conversion rates or translations.

         "TARGET SETTLEMENT DATE" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

         "TAXES" means, for any Person, taxes, assessments or other governmental charges or levies imposed upon it, its income or any of its properties, franchises or assets.

         "TROL FACILITY" means all of the real estate and improvements at 1301 Waters Ridge Dr., Lewisville, Texas 75057 which are the subject of the TROL Financing.

         "TROL FINANCING" means the Tax Retention Operating Lease Financing arrangements dated as of March 31, 1997, originally provided in favor of Parent and Borrower by NationsBank of Texas, N.A., with Bank One and Wells Fargo having been substituted for NationsBank of Texas, N.A., as such financing arrangements have been heretofore amended and may be amended contemporaneously with or after the execution and delivery of this Agreement on terms and conditions and with documentation acceptable to Administrative Agent to the


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 20               ULTRAK OPERATING, L.P.

extent such approval is required hereunder. "TROL FINANCING" also means and includes any refinancing of the existing TROL Financing so long as the terms of any such refinancing do not increase the outstanding principal amount of the TROL Financing at the time of the refinancing and do not create annual debt service requirements greater than the present debt service requirements of the TROL Financing.

         "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

         "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

         "ULTRAK HOLDINGS" means Ultrak Holdings Limited, a United Kingdom company, which is a wholly-owned subsidiary of Parent and is the parent of all Foreign Subsidiaries except Ultrak Europe N.V. (which is owned ninety nine percent (99%) by Parent and one percent (1%) by Ultrak Holdings).

         "ULTRAK GP" means Ultrak GP, Inc., a Delaware corporation and wholly-owned subsidiary of Parent.

         "ULTRAK LP" means Ultrak LP, Inc., a Delaware corporation and wholly-owned subsidiary of Parent.

         "UNITED STATES" means the United States of America.

         "VIDEOSYS" means Videosys Limited, a United Kingdom private limited liability company.

         "VOTING STOCK" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "WELLS FARGO" means Wells Fargo Bank (Texas), National Association.

         1.2 Time References. Unless otherwise specified, in the Credit Documents (i) time references (e.g., 10:00 a.m.) are to time in Chicago, Illinois, and (ii) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

         1.3 Other References. Unless otherwise specified, in the Credit Documents (i) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (ii) heading and caption references may not be construed in interpreting provisions, (iii) monetary references are to currency of the United States, (iv) section, paragraph, annex, schedule, exhibit and similar references are to the particular Credit Document in which they are used, (v) references to "telecopy," "telefax," "facsimile," "fax" or similar terms are to facsimile or telecopy transmissions,
(vi) the term "including" (or "included" or "includes") shall be deemed to be followed by the phrase "without limitation", (vii) references to "day" and "month" are references to a calendar day or calendar month unless the defined term "Business Day" is used, (viii) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Credit Documents, (ix) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers and permitted assigns, (x) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it and (xi) references to any Credit Document or other document include every renewal and extension of it, amendment, modification and supplement to it, and replacement or substitution for it, as each is made in accordance with the applicable provisions of such Credit Document.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 21               ULTRAK OPERATING, L.P.

         1.4 Accounting Principles. Unless otherwise specified, in the Credit Documents (i) GAAP determines all accounting and financial terms and compliance with financial covenants, (ii) GAAP in effect on the date of this Agreement determines compliance with financial covenants, (iii) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period and (iv) while the Financials for the Companies are on a consolidated basis, (a) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable and (b) compliance with financial covenants must be on a consolidated basis.

SECTION 2. COMMITMENT. Subject to the provisions in the Credit Documents, each Lender severally but not jointly agrees to extend credit to Borrower under the Term Loan and under the Revolving Facility in accordance with the following provisions.

         2.1 Revolving Facility. Each Lender severally but not jointly agrees to lend to Borrower from time to time on a revolving credit basis that Lender's Commitment Percentage of Borrowings under the Revolving Facility which Borrower may borrow, repay and reborrow under this Agreement subject further to the following conditions:

         (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Revolving Facility Termination Date.

         (b) Each Borrowing may only be in an amount (i) equal to Five Hundred Thousand Dollars ($500,000) or a greater integral multiple of Five Hundred Thousand Dollars ($500,000) if a LIBOR Rate Borrowing, or (ii) equal to or greater than the Dollar Equivalent of Five Hundred Thousand Dollars ($500,000) if a Eurocurrency Borrowing. The procedures for Base Rate Borrowings and collections are included in Section 2.3 and Section 3.4.

         (c) The sum at any time of (i) the outstanding Principal Debt evidencing Base Rate Borrowings and LIBOR Rate Borrowings, plus (ii) one hundred ten percent (110%) of the outstanding Principal Debt evidencing Eurocurrency Borrowings, plus (iii) the LC Exposure may never exceed the lesser of (A) the total Commitments of all Lenders and (B) the Borrowing Base.

         (d) The sum at any time of (i) the outstanding Principal Debt evidencing Base Rate Borrowings and LIBOR Rate Borrowings owed to any Lender, plus (ii) one hundred ten percent (110%) of the outstanding Principal Debt evidencing Eurocurrency Borrowings owed to such Lender, plus (iii) the LC Exposure of such Lender may never exceed such Lender's Commitment.

         (e) If, at the time of any potential advance, the Market Value of securities included within clause (c) or clause (d) of the definition of "Borrowing Base" has declined by more than Five Hundred Thousand Dollars ($500,000) since the last Borrowing Base Report delivered by Borrower to Administrative Agent, then Administrative Agent may reduce the Borrowing Base prior to making such advance by marking such securities to Market Value, and Borrower shall deliver a Borrowing Base Report which is not more than ten (10) days old.

         (f) The sum of all Eurocurrency Borrowings that are outstanding at any one time may not exceed the Eurocurrency Sublimit.

         (g) Administrative Agent reserves the right, in its sole and absolute discretion, to terminate the obligation and commitment of Lenders to make future Eurocurrency Borrowings available to Borrower, to permit future renewals of Borrowings as Eurocurrency Borrowings and to permit future conversions of Domestic Borrowings to Eurocurrency Borrowings, upon ten (10) days prior written notice to Borrower. After any such


                                           AMENDED AND RESTATED CREDIT AGREEMENT
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



termination, each outstanding Eurocurrency Borrowing tranche will be converted to a Base Rate Borrowing at the end of the Interest Period therefor.

         (h) Borrower may not have outstanding more than five (5) outstanding LIBOR Rate Borrowing tranches at any time.

         2.2 Emergency Advance Facility. If at any time, and from time to time, the sum of (i) the outstanding Principal Debt evidencing Base Rate Borrowings and LIBOR Rate Borrowings, plus (ii) one hundred ten percent (110%) of the outstanding Principal Debt evidencing Eurocurrency Borrowings, plus (iii) the LC Exposure exceeds the Borrowing Base but does not exceed the total Commitments of all Lenders, and if Administrative Agent deems it to be in the best interests of the Lenders, Administrative Agent may instruct each Lender to make a Base Rate Borrowing to Borrower, and each Lender severally but not jointly agrees to lend to Borrower, that Lender's Commitment Percentage of up to an aggregate of One Million Dollars ($1,000,000) at any time outstanding under this Section 2.2, with a maturity of not more than forty-five (45) days.

         2.3 Borrower's Loan Account. Administrative Agent shall maintain a loan account (the "LOAN ACCOUNT") on its internal data control systems in which shall be recorded (i) all loans and advances made by Lenders, or by Administrative Agent for the account of Lenders, to Borrower pursuant to this Agreement, (ii) all payments made by Borrower on all such loans and advances (including debits and credits pursuant to Section 3.4 (Lock-Box Account) and (iii) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all interest, unused facility fees, agency fees, LC fees and prepayment fees, but Borrower will be entitled to fifteen (15) days written notice prior to any debit with respect to appraisal fees, audit fees, attorneys fees and other miscellaneous charges and expenses for which Borrower is responsible hereunder. All entries in Borrower's Loan Account shall be made in accordance with Administrative Agent's customary accounting practices as in effect from time to time. Borrower promises to pay to Administrative Agent and Lenders the amount reflected as owing by it under its Loan Account and all of its other obligations hereunder and under any of the other Credit Documents as such amounts become due or are declared due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) pursuant to the terms of this Agreement and the other Credit Documents.

         (a)      Statements; Telephonic Notice.

                  (i) All advances and other financial accommodations to Borrower, and all other debits and credits provided for in this Agreement, may be evidenced by entries made by Administrative Agent in its internal data control systems showing the date, amount and reason for each such debit or credit. Until such time as Administrative Agent shall have rendered to Borrower written statements of account as provided herein, the balance in Borrower's Loan Account, as set forth on Administrative Agent's most recent printout, shall be rebuttably presumptive evidence of the amounts due and owing to Administrative Agent and Lenders by Borrower. Not more than twenty (20) days after the last day of each calendar month, Administrative Agent shall render to Borrower a statement setting forth the balance of Borrower's Loan Account, including principal, interest, expenses and fees. Each such statement shall be subject to subsequent adjustment by Administrative Agent but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrower and shall constitute an account stated unless, within thirty (30) days after receipt of any statement from Administrative Agent, Borrower shall deliver to Administrative Agent written objection thereto specifying the error or errors, if any, contained in such statement.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
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



                  (ii) Borrower hereby authorizes Administrative Agent and each Lender to extend advances under the Revolving Facility and to transfer funds based on telephonic notices made by any Person or Persons Administrative Agent in good faith believes to be acting on behalf of Borrower, and all of such advances shall be Base Rate Borrowings (compliance with the procedures set forth in Section 2.4 and elsewhere herein being required for LIBOR Rate Borrowings and Eurocurrency Borrowings). Borrower agrees to deliver promptly to Administrative Agent a written confirmation, if such confirmation is requested by Administrative Agent, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by Administrative Agent, the records of Administrative Agent shall govern absent manifest error.


         2.4 Borrowing Procedure. The following procedures apply to all Borrowings other than Base Rate Borrowings pursuant to Section 2.3:

         (a) Borrowing Request. Borrower may request a Borrowing only by making or delivering a Borrowing Request to Administrative Agent (or, alternatively, to the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), which is irrevocable and binding on Borrower, stating the Type, amount and Interest Period for each Borrowing and which must be received by Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) no later than (i) 12:00 noon on the third Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR Rate Borrowing, (ii) 10:00 a.m. (London time) on the fourth Business Day before the Borrowing Date for any Eurocurrency Borrowing, or (iii) 12:00 noon on the Borrowing Date for any Base Rate Borrowing. If the Borrowing Request for a Eurocurrency Borrowing delivered pursuant to the immediately-preceding sentence is sent by facsimile, Borrower shall promptly deliver the originally-executed Borrowing Request to the Eurocurrency Lending Installation. Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) shall promptly notify each Lender (or any Lending Installation designated in writing by such Lender to make Eurocurrency Borrowings on behalf of such Lender) of any Borrowing Request.

         (b) Funding. Each Lender (or its applicable Lending Installation) shall remit its Commitment Percentage of each requested Borrowing to Administrative Agent's principal office in Chicago, Illinois (or, alternatively, at the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), in funds that are available for immediate use by Administrative Agent or the Eurocurrency Lending Installation, as the case may be, by 2:00 p.m. (local time) on the applicable Borrowing Date. Subject to receipt of those funds, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under Section 14.10) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in one of Borrower's accounts with Administrative Agent or, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation.

         (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Administrative Agent or the Eurocurrency Lending Installation, as the case may be, on the applicable Borrowing Date, and Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent or the Eurocurrency


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 24               ULTRAK OPERATING, L.P.

Lending Installation, as the case may be, on the applicable Borrowing Date, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may recover the applicable amount on demand, (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent or the Eurocurrency Lending Installation, as the case may be, recovers the amount from that Lender, at an annual interest rate equal to the Fed Funds Rate (or, alternatively, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation's cost of funds for that amount and for the period stated above), or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing; however, failure of any Lender to make its Commitment Percentage of any Borrowing does not excuse any other Lender from making its Commitment Percentage of any Borrowing.

         2.5      Letters of Credit.

         (a) Conditions. Subject to the terms and conditions of this Agreement and applicable Laws, Administrative Agent (itself or through one of its Affiliates, and references in this Section 2.4 to "Administrative Agent" include those Affiliates) agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Administrative Agent no later than the fifth Business Day before the Business Day on which the requested LC is to be issued, so long as
(i) no LC may have an expiration date more than one year from its date of issuance, (ii) no LC may expire after a date 30 Business Days before the Revolving Facility Termination Date, (iii) the LC Exposure does not exceed Five Million Dollars ($5,000,000), (iv) the limitations in Section 2.2 are not exceeded, and (v) each LC will be denominated in Dollars.

         (b) Participation. Immediately upon Administrative Agent's issuance of any LC, Administrative Agent shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage under the Revolving Facility in the LC and all applicable Rights of Administrative Agent in the LC (other than Rights to receive certain fees provided in Section 4.4 to be for Administrative Agent's sole account).


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 25               ULTRAK OPERATING, L.P.

         (c) Reimbursement Obligation. To induce Administrative Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Administrative Agent (i) on the date when any draft or draw request is presented under any LC, the amount paid or to be paid by Administrative Agent and (ii) promptly, upon demand, the amount of any additional fees Administrative Agent customarily charges for the application and issuance of an LC, for amending LC Agreements, for honoring drafts and draw requests, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Administrative Agent for any drafts or draws paid or to be paid by the date of Administrative Agent's demand for reimbursement, Administrative Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base Rate Borrowing under the Revolving Facility if proceeds are available under the Revolving Facility and if the conditions in this Agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Administrative Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this Section are part of the Obligation and are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Administrative Agent or any other Person. From Administrative Agent's demand for reimbursement to the date paid (including any payment from proceeds of a Base Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate thereafter.

         (d) General. Administrative Agent shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this Agreement). Administrative Agent shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Administrative Agent may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Administrative Agent is not liable for any of those obligations). Borrower's reimbursement obligations to Administrative Agent and Lenders, and each Lender's obligations to Administrative Agent, under this section are absolute and unconditional irrespective of, and Administrative Agent is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Administrative Agent, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. However, nothing in this Agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of Administrative Agent or any Lender. Administrative Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

         (e) Obligation of Lenders. If Borrower fails to reimburse Administrative Agent as provided in Section 2.4(c) within 24 hours after Administrative Agent's demand for reimbursement, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, Administrative Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of
Section 2.2(d). Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 26               ULTRAK OPERATING, L.P.

after the due date, and each Lender shall pay to Administrative Agent on demand interest, at the Fed Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by the Lender to Administrative Agent.

         (f) Duties of Administrative Agent. Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft or draw under any LC, Administrative Agent has no responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Administrative Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives in connection with any LC, applicable draws, drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and does not place Administrative Agent or any of its Representatives under any resulting liability to any Company or any Lender. Administrative Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Administrative Agent or its Representatives in connection with any LC.

         (g) Cash Collateral. On the Revolving Facility Termination Date, and if requested by Required Lenders while an Event of Default or Potential Default exists, Borrower shall provide Administrative Agent, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure. After the expiration of ninety (90) days from the date on which all existing Events of Default and Potential Defaults have been cured, Administrative Agent will, upon request of Borrower, release the cash collateral if no Events of Default or Potential Defaults exist at the time of the release.

         (h) INDEMNIFICATION. BORROWER AND PARENT, JOINTLY AND SEVERALLY, SHALL, AND HEREBY AGREE TO, PROTECT, INDEMNIFY, PAY, AND SAVE ADMINISTRATIVE AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, drafts and draws under each LC are part of the Obligation, only the events specified in this Agreement as an Event of Default shall constitute a default under any LC, and the terms of this Agreement control any conflict between the terms of this Agreement and any LC Agreement.

         2.6 Borrowing Requests and LC Requests. Each Borrowing Request and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in SECTION 6 have been satisfied.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 27               ULTRAK OPERATING, L.P.

         2.7 Termination. Upon giving at least five Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate all of the unused portion of the Revolving Facility and the Commitment but may not terminate it in part, except as stated in the next sentence. Upon the sale of all or a substantial part of the Detection Systems (the Net Proceeds of which are applied to reduce the Obligation in accordance with Section 3.2(c)(iii)), Borrower may permanently terminate a portion of the Revolving Facility and reduce the total Commitments to Thirty Five Million Dollars ($35,000,000). Each partial termination must be ratable in accordance with each Lender's Commitment Percentage. Any partial terminations shall reduce availability under the Eurocurrency Sublimit on a pro rata basis in the same proportion which the Eurocurrency Sublimit at the time bears to the total Commitments. At the time of any termination, Borrower shall pay to Administrative Agent (or, alternatively, to the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), for the account of each Lender, as applicable, all accrued and unpaid fees under this Agreement, the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Commitment for the Revolving Facility that is terminated may not be reinstated.

SECTION 3. TERMS OF PAYMENT.

         3.1 Notes and Payments.

         (a) Notes. The Term Notes and Revolving Notes under the Prior Credit Agreement acquired by American National from Bank One and Wells Fargo immediately before the execution of this Agreement will, at the Closing Time, be renewed and replaced by a single Note hereunder in the face amount of Forty Five Million Dollars ($45,000,000), executed by Ultrak Operating, L.P., as Borrower, payable to the order of American National, as Lender, to evidence the Principal Debt under the Revolving Facility. If American National subsequently sells a portion of the Obligation to another Entity which assumes a portion of the Commitment, or if, thereafter, a Lender sells a portion of the Obligation held by it to another Entity which assumes a portion of the Commitment, then, each time, Administrative Agent will prepare a new Schedule 2 reflecting the post-transfer Commitment of each Lender, which will be executed by all Lenders, and a copy thereof will be sent by Administrative Agent to Borrower and each Lender. Administrative Agent will cause to be prepared and delivered to Borrower replacement Notes for each Lender who made a transfer and each Lender who was the recipient of a transfer, in the face amount of the Commitment of each such transferee and recipient, and Borrower will promptly execute and deliver such replacement Notes to Administrative Agent for delivery to the Lenders who are payees thereof.

         (b) Payment. Except for payment made on Base Rate Borrowings by appropriate debits to Borrower's Loan Account pursuant to Section 2.3 and
Section 3.4, Borrower must make each payment and prepayment on the Obligation to Administrative Agent's principal office in Chicago, Illinois (or, alternatively, at the Eurocurrency Lending Installation in the case of payments and prepayments made in respect of Eurocurrency Borrowings) in immediately available funds by 1:00 p.m.(local time) on the day due; otherwise, but subject to Section 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Administrative Agent or the Eurocurrency Lending Installation, as applicable, shall promptly pay to each Lender (or a Lending Installation of that Lender designated in writing to Administrative Agent or the Eurocurrency Lending Installation, as appropriate) the part of any payment or prepayment to which that Lender is entitled under this Agreement (in the same type of funds which the Administrative Agent or the Eurocurrency Lending Installation received) on the same day Administrative Agent or the Eurocurrency Lending Installation, as the case may be, receives the funds from Borrower.

         (c) Payment Assumed. Unless Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) has received notice from Borrower prior to the date on


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 28               ULTRAK OPERATING, L.P.

which any payment is due under this Agreement that Borrower will not make that payment in full, Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) may assume that Borrower has made the full payment due and Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) may, in reliance upon that assumption, cause to be distributed to each Lender (or a Lending Installation of that Lender designated in writing to Administrative Agent or the Eurocurrency Lending Installation, as appropriate) on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), each Lender shall repay to Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) on demand the amount distributed to that Lender by Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) together with interest for each day from the date that Lender received payment from Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) until the date that Lender repays Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Fed Funds Rate (or, alternatively, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation's cost of funds for that amount and for the period stated above).

         (d) Currency of Payment. All payments and prepayments on the Obligation must be made in the currency borrowed (the "SPECIFIED CURRENCY") and at the Lending Installation specified by the Administrative Agent (the "SPECIFIED PLACE"). The payment of the Obligation shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "SECOND CURRENCY"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (an "ENTITLED PERSON") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the other Credit Documents in the Second Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and Borrower hereby, as a separate part of the Obligation and notwithstanding such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 29               ULTRAK OPERATING, L.P.

         3.2 Interest and Principal Payments.

         (a) Interest. Accrued interest on each LIBOR Rate Borrowing is due and payable on the first day of each month, commencing on the first day of the month following the Closing Date, and on the last day of its respective Interest Period. Accrued interest on each Base Rate Borrowing is due and payable on the first day of each month, commencing on the first day of the month following the Closing Date. Accrued interest on each Eurocurrency Borrowing is due and payable on the last day of its respective Interest Period (provided that accrued interest on any Eurocurrency Borrowing having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period) and on any date that the Eurocurrency Borrowing is prepaid, whether by acceleration or otherwise. Accrued interest is also due and payable (irrespective of the Type of Borrowing) on the Revolving Facility Termination Date.

         (b) Revolving Facility Principal. The Principal Debt is due and payable on the Revolving Facility Termination Date. Before that date, Borrower may at any time prepay, without penalty (except as provided in this Agreement) and in whole or in part, the Principal Debt, so long as (i) each voluntary partial prepayment must be in a principal amount not less than Five Hundred Thousand ($500,000) (or its Dollar Equivalent) in the case or prepayments of Eurocurrency Borrowings or LIBOR Rate Borrowings, (ii) Borrower shall pay any related Funding Loss upon demand, and (iii) in the case of prepayments of Eurocurrency Borrowings, Borrower has given the Eurocurrency Lending Installation five days' advance notice of its intention to make such prepayment. Conversions under
Section 3.14 are not prepayments.

         (c) Mandatory Prepayments.

                  (i) At any time a Borrowing Base Deficiency exists, Borrower shall immediately make a prepayment to Administrative Agent or the Eurocurrency Lending Installation (with any related Funding Loss) under the Revolving Facility so that a Borrowing Base Deficiency no longer exists; provided that, notwithstanding the foregoing, Borrower may take up to five (5) Business Days to cure a Borrowing Base Deficiency after becoming aware of same so long as the amount of the Borrowing Base Deficiency does not exceed five percent (5%) of the total Borrowing Base.

                  (ii) Immediately upon a sale, lease or other disposition of assets by any Company other than a Permitted Asset Sale, Borrower shall make a mandatory prepayment to Administrative Agent or the Eurocurrency Lending Installation (with any related Funding Loss) under the Revolving Facility in an amount equal to one hundred percent (100%) of the Net Proceeds of such sale, lease or other disposition.

                  (iii) Immediately upon the sale or other disposition of any of Borrower's investment or interest in Detection Systems, Borrower shall make a mandatory prepayment on the Obligation to Administrative Agent or the Eurocurrency Lending Installation (with any related Funding
         Loss) equal to all of the Net Proceeds of such sale(s) until such time as the aggregate of all of such Net Proceeds from Detection Systems sales paid hereunder equals Thirteen Million Dollars ($13,000,000). With respect to any Net Proceeds in excess of Thirteen Million Dollars ($13,000,000), the required mandatory prepayment will be the amount included within clause (c) of the Borrowing Base immediately prior to the sale or other disposition in question.

                  (iv) If the aggregate principal amount of Eurocurrency Borrowings outstanding (after converting each Eurocurrency to its Dollar Equivalent) at any time exceeds the Eurocurrency Sublimit, then, upon five Business Days' written notice from the Eurocurrency Lending Installation, Administrative Agent or any Lender, Borrower shall prepay an aggregate principal amount of


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



         Eurocurrency Borrowings sufficient to bring the aggregate of the Eurocurrency Borrowings outstanding within the Eurocurrency Sublimit.

         3.3 Interest Options. Except that the LIBOR Rate and the Eurocurrency Rate may not be selected when an Event of Default or Potential Default exists, and except as otherwise provided in this Agreement, Borrowings bear interest at an annual rate equal to the lesser of (a) the Base Rate plus the Applicable Margin and (b) the Maximum Rate, unless Borrower has elected to make a LIBOR Rate Borrowing or a Eurocurrency Borrowing or has elected to convert a portion of the Base Rate Borrowings to a LIBOR Rate Borrowing or a Eurocurrency Borrowing. LIBOR Rate Borrowings will bear interest at an annual rate equal to the lesser of (i) the LIBOR Rate plus the Applicable Margin and (ii) the Maximum Rate. Eurocurrency Borrowings will bear interest at an annual rate equal to the lesser of (A) the Eurocurrency Rate plus the Applicable Margin and (B) the Maximum Rate. Each change in the Base Rate, LIBOR Rate, Eurocurrency Rate, or Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

         3.4 Collection of Accounts and Payments. Borrower shall establish lock box accounts ("LOCK BOX ACCOUNTS") and blocked accounts (the "BLOCKED ACCOUNTS") with Administrative Agent and with such banks as are acceptable to Administrative Agent (collectively, the "COLLECTING BANKS") to which all Account Debtors shall directly remit all payments on Accounts and in which Borrower and each other Company will immediately deposit all cash and other payments made for Inventory and other payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. The Collecting Banks shall acknowledge and agree, in a manner satisfactory to Administrative Agent, that all payments made to the Blocked Accounts are the sole and exclusive property of Administrative Agent, for the benefit of Lenders, that the Collecting Banks have no right to setoff against the Blocked Accounts and that the Collecting Banks will wire or otherwise transfer immediately available funds in a manner satisfactory to Administrative Agent, funds deposited into the Blocked Accounts to Administrative Agent on a daily basis as soon as such funds are collected. Borrower hereby agrees that all payments made to the Lock Box Accounts, Blocked Accounts or otherwise received by the Collecting Banks or Administrative Agent or any Lender, whether on the Accounts or as proceeds of Borrower's other Collateral or otherwise will be the sole and exclusive property of Administrative Agent, for the ratable benefit of Lenders, and will be applied on account of Borrower's Liabilities as follows: (i) when the funds have become available, for collection of checks and other instruments (including automatic clearing house electronic funds transfers and depository transfer checks) received by Administrative Agent at its offices in Chicago, Illinois, Administrative Agent will credit (conditional upon final collection) all such payments to Borrower's Loan Account and (ii) all cash payments received by Administrative Agent at its offices in Chicago, Illinois, including, without limitation, payments made by wire transfer of immediately available funds received by Administrative Agent in time for posting to the account of Administrative Agent, for the ratable benefit of Lenders (and, in any event, not later than 4:00 p.m. Chicago time) on the date received, will be credited to Borrower's Loan Account immediately upon receipt. Borrower and each of its Affiliates, Subsidiaries, members, managers, officers, employees, agents or those Persons acting for or in concert with Borrower shall, acting as trustee for Administrative Agent, receive, as the sole and exclusive property of Administrative Agent, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Borrower's Accounts or other Collateral which come into the possession or under the control of Borrower or any of its Affiliates, Subsidiaries, shareholders, members, managers, employees, agents or those Persons acting for or in concert with Borrower and immediately upon receipt thereof, Borrower shall remit the same or cause the same to be remitted, in kind, to Administrative Agent, at Administrative Agent's address set forth below. Borrower agrees to pay to Administrative Agent any and all fees, costs and expenses which Administrative Agent incurs in connection with opening and maintaining Borrower's Lock Box Accounts and Blocked Accounts and depositing for collection by Administrative Agent any check or item of payment received and/or delivered to any Collecting Bank or Administrative Agent, respectively, on account of the Liabilities and Borrower further


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



agrees to reimburse Administrative Agent and Lenders for any claims asserted by the Collecting Banks in connection with Borrower's Blocked Accounts and any amounts paid to any Collecting Bank arising out of Administrative Agent's or Lenders' indemnification of such Collecting Bank against damages incurred by the Collecting Bank in the operation of any Blocked Account.

         3.5 Appointment of Administrative Agent as Borrower's Attorney-in-Fact. Borrower hereby irrevocably designates, makes, constitutes and appoints Administrative Agent (and all officers, employees, agents and other Persons designated by Administrative Agent) as Borrower's true and lawful attorney-in-fact, and authorizes Administrative Agent, in Borrower's or Administrative Agent's name, to: (a) following the occurrence and during the continuance of a Default (i) demand payment of Accounts; (ii) enforce payment of Accounts by legal proceedings or otherwise; (iii) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect an Account;
(iv) sell or assign any Account upon such terms, for such amount and at such time or times as Administrative Agent deems advisable; (v) settle, adjust, compromise, extend or renew any Account; (vi) discharge and release any Account;
(vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an Account Debtor; (viii) notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Administrative Agent, and open and deal with all mail addressed to Borrower; and (ix) do all acts and things which are necessary, in Administrative Agent's sole discretion, to fulfill Borrower's obligations under this Agreement; and (b) at any time (i) take control in any manner of any item of payment or proceeds thereof; (ii) have access to any lockbox or postal box into which Borrower's mail is deposited; (iii) endorse Borrower's name upon any items of payment or proceeds thereof and deposit the same in Administrative Agent's account on account of the Liabilities; (iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto; and (v) sign Borrower's name on any verification of Accounts and notices thereof to Account Debtors.

         3.6 Instruments and Chattel Paper. Immediately upon Borrower's receipt thereof, Borrower shall deliver or cause to be delivered to Administrative Agent, with appropriate endorsement and assignment to vest title and possession in Administrative Agent, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time or times hereafter acquire in order to permit Administrative Agent to perfect its security interest in such property.

         3.7 Notice to Account Debtors. Administrative Agent may, in its sole discretion, exercised in a commercially reasonable manner, at any time or times and without prior notice to Borrower if an Event of Default has occurred and is continuing (or five (5) days prior written notice to Borrower if no Event of Default has occurred and is continuing), notify any or all Account Debtors that the Accounts have been assigned to Administrative Agent and that Administrative Agent has a security interest therein. Administrative Agent may direct any or all Account Debtors to make all payments upon the Accounts directly to Administrative Agent. Administrative Agent shall furnish Borrower with a copy of any such notice.

         3.8 Quotation of Rates. Borrower may call Administrative Agent or the Eurocurrency Lending Installation before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Administrative Agent, the Eurocurrency Lending Installation or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request, on the date any rate of interest is determined under this Agreement, or on the applicable Borrowing Date.

         3.9 Default Rate. All past-due Principal Debt and, unless prohibited by applicable Government Requirements, past-due interest accruing on the Principal Debt shall, at Administrative Agent's option, bear interest on the amount thereof from time to time outstanding from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.


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         3.10 Interest Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Obligation, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent not prohibited by applicable Laws, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Obligation.

         3.11 Interest Calculations. Interest on all Borrowings will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of (a) 360 days in the case of all Borrowings other than Eurocurrency Borrowings denominated in pounds sterling (unless such calculation would result in the interest on the Borrowings exceeding the Maximum Rate in which event such interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), and (b) 365 days in the case of Eurocurrency Borrowings denominated in pounds sterling. All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.12 Maximum Rate. It is the intent of Administrative Agent, Lenders and Borrower in the execution and performance of the Credit Documents to remain in strict compliance with applicable Laws from time to time in effect, including applicable laws limiting the amount or rate of interest. Administrative Agent, Lenders and Borrower stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount. For purposes of the Credit Documents, "interest" shall include the aggregate of all charges which constitute interest under applicable Laws that are contracted for, charged, reserved, received or paid under the Credit Documents. Borrower shall never be required to pay unearned interest and shall never be required to pay interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount, and the provisions of this section shall control over all other provisions of the Credit Documents, and of any other instrument pertaining to or securing the Obligation, which may be in actual or apparent conflict herewith. If the Obligation is prepaid, or if the maturity of the Obligation is accelerated for any reason, or if under any contingency the effective rate or amount of interest which would otherwise be payable under the Credit Documents would exceed the Maximum Rate or Maximum Amount, or in the event any Lender or any holder of the Obligation shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Credit Documents to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under applicable Laws then in effect, then the principal amount of the Obligation or the amount of interest which would otherwise be payable on the Obligation or both shall be reduced to the amount allowed under applicable Laws as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate shall immediately be returned to or credited to the account of Borrower upon such determination. Administrative Agent, Lenders and Borrower further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Credit Documents which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate or Maximum Amount, shall be made to the extent not prohibited by applicable Laws, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligation, all interest at any time contracted for, charged, taken, reserved or received from Borrower or


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



otherwise by Lenders or any other holder of the Notes. If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate", such term shall mean "the "weekly rate ceiling" from time to time in effect under Chapter 1D., Subtitle 1, Title 79, Revised Civil Statutes of Texas (Article 5069-1D.001 et seq.), as amended, or, if permitted by applicable Law and effective upon the giving of the notices required by such applicable Law (or effective upon any other date otherwise specified by applicable Law), the "monthly ceiling," the "quarterly ceiling," or "annualized ceiling" from time to time in effect under such applicable Law whichever that the Lenders shall elect to substitute for the "weekly rate ceiling,"

         3.13 Interest Periods. When Borrower requests any LIBOR Rate Borrowing or any Eurocurrency Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, three or six months, subject to the following conditions: (i) the initial Interest Period for a LIBOR Rate Borrowing or a Eurocurrency Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (ii) if any Interest Period for a LIBOR Rate Borrowing or a Eurocurrency Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (iii) if Borrower is required to pay any portion of a LIBOR Rate Borrowing or a Eurocurrency Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Credit Documents, Borrower shall also pay any related Funding Loss and accrued interest on the prepaid amount; (iv) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (v) no more than six Interest Periods may be in effect at one time.

         3.14 Conversions.

         (a) Domestic Borrowings. Subject to the dollar limits of Section 2.2(b) and provided that Borrower may not convert to or select a new Interest Period for a LIBOR Rate Borrowing at any time when an Event of Default exists, Borrower may (i) convert a LIBOR Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (ii) convert a Base Rate Borrowing at any time to a LIBOR Rate Borrowing, and (iii) elect a new Interest Period for a LIBOR Rate Borrowing. That election may be made by delivering a Conversion Notice to Administrative Agent no later than 12:00 noon on the Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR Rate Borrowing or election of a new Interest Period), and no later than 12:00 noon on the last day of the Interest Period (for conversion to a Base Rate Borrowing). If the Conversion Notice for a Eurocurrency Borrowing delivered pursuant to the immediately-preceding sentence is delivered by facsimile, Borrower shall promptly deliver the originally-executed Conversion Notice to the Administrative Agent. Absent Borrower's request for conversion or election of a new Interest Period or if an Event of Default exists, then, a LIBOR Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective when the applicable Interest Period expires. For the avoidance of doubt, no portion of any Domestic Borrowing may be converted to a Eurocurrency Borrowing (but, subject to compliance with the other terms and conditions of this Agreement, a Eurocurrency Borrowing may be made to pay all or any portion of any Domestic Borrowing).

         (b) Eurocurrency Borrowings. Subject to the dollar limits of Section 2.2(b) and provided that Borrower may not convert to or select a new Interest Period for a Eurocurrency Borrowing at any time when an Event of Default exists, Borrower may elect a new Interest Period for a Eurocurrency Borrowing. That election may be made by delivering a Conversion Notice to the Eurocurrency Lending Installation no later than 10:00 a.m. (London time) on the fourth Business Day before the last day of the Interest Period. If the Conversion Notice delivered pursuant to the immediately-preceding sentence is delivered by facsimile, Borrower shall promptly deliver the originally-executed Conversion Notice to the Eurocurrency Lending Installation. Absent


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



Borrower's request for election of a new Interest Period or if an Event of Default exists, then a Eurocurrency Borrowing shall be continued for successive one-month Interest Periods (at the option of Administrative Agent), each beginning on the date following the last day of the immediately-preceding Interest Period. For the avoidance of doubt, no portion of any Eurocurrency Borrowing may be converted to a Base Rate Borrowing or a LIBOR Rate Borrowing (but, subject to compliance with the other terms and conditions of this Agreement, a Domestic Borrowing may be made to pay any Eurocurrency Borrowing).

         3.15 Order of Application. Any payment or prepayment shall be applied to the Obligation in such order and manner as Administrative Agent, in its sole discretion, may elect. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment.

         3.16 Sharing of Payments, Etc. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including as a result of exercising its Rights under Section 3.17) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Credit Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by applicable Laws, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

         3.17 Offset. If an Event of Default exists, to the extent not prohibited by applicable Laws, each Lender may exercise (for the benefit of all Lenders in accordance with Section 3.16) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

         3.18 Booking Borrowings. To the extent permitted by applicable Laws, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its Lending Installations, and may change such Lending Installations from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Administrative Agent and Borrower, designate a Lending Installation through which Borrowings are made and for whose account loan payments and prepayments are to be made. Unless otherwise notified to the contrary, all Eurocurrency Borrowings shall be made by the Lending Installations of each Lender designated on Schedule 2.

         3.19 Basis Unavailable or Inadequate for LIBOR Rate or Eurocurrency Rate. If on or before any date when a LIBOR Rate or a Eurocurrency Rate is to be determined for a Borrowing, Administrative Agent or any Lender determines (and Required Lenders agree with that determination) that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error), and the applicable Borrowing shall bear interest (i) in the case of Domestic Borrowings, at the sum of the Base Rate plus the Applicable Margin, and (ii) in the case of Borrowings under the Eurocurrency Sublimit, at a rate of interest for such period as is agreed-upon by Administrative Agent, Lenders and Borrower prior to the making of such Borrowing. Until Administrative Agent notifies Borrower that those circumstances giving rise to such notice no longer exist, Lenders' commitments under this Agreement to make, or to convert to, LIBOR Rate Borrowings or Eurocurrency Borrowings, as the case may be, shall be suspended.


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         3.20 Additional Costs. Each Lender severally and not jointly agrees to notify Administrative Agent, the other Lenders, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under clauses (a) through (c) below. Although no Lender shall have any liability to Administrative Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. To demand payment under this section, any such Lender must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

         (a) Reserves. With respect to any LIBOR Rate Borrowing or Eurocurrency Borrowing (i) if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law imposes, modifies or deems applicable (or if compliance by any Lender or any applicable Lending Installation with any requirement of any Governmental Authority results in) any requirement that any reserves (including any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement) and if (ii) those reserves reduce any sums receivable by that Lender or any applicable Lending Installation under this Agreement or increase the costs incurred by Lender or any applicable Lending Installation in advancing or maintaining any portion of any LIBOR Rate Borrowing or Eurocurrency Borrowing, then (iii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it or the applicable Lending Installation for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender or applicable Lending Installation within ten Business Days after demand. The provisions of and undertakings and indemnifications in this clause (a) survive the satisfaction and payment of the Obligation and termination of this Agreement.

         (b) Capital Adequacy. With respect to any Borrowing or LC, if any change in any present Law, any change in the interpretation or application of any present Law, or any future Law regarding capital adequacy, or if compliance by Administrative Agent (as issuer of LCs) or any Lender with any request, directive or requirement imposed in the future by any Governmental Authority regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this Agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Administrative Agent or that Lender within ten Business Days after demand. The provisions of and undertakings and indemnification in this clause (b) shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

         (c) Taxes. Any Taxes payable by Administrative Agent, any Lender, or any applicable Lending Installation, or ruled by a Governmental Authority to be payable by Administrative Agent, any Lender, or any applicable Lending Installation in respect of this Agreement or any other Credit Document shall, if permitted by applicable Laws, be paid by Borrower, together with interest and penalties, if any, except for Taxes payable on or measured by the overall net income of Administrative Agent or that Lender (or any other Person with whom Administrative Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and


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



except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Administrative Agent or that Lender. Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of Taxes payable, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Administrative Agent for its account or the account of that Lender or the applicable Lending Installation, as the case may be, within ten Business Days after demand. If Administrative Agent, that Lender or the applicable Lending Installation subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

         3.21 Change in Laws.

         (a) Domestic Borrowings. If any Law makes it unlawful for any Lender to make or maintain LIBOR Rate Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (i) as to undisbursed funds, that requested Borrowing shall be made as a Base Rate Borrowing and (ii) as to any outstanding Borrowing (a) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss or (b) if not prohibited by applicable Laws, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period or (c) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

         (b) Eurocurrency Borrowings. If any Law makes it unlawful for any Lender to make or maintain Eurocurrency Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (i) as to undisbursed funds, that requested Borrowing shall be made at a rate of interest for the applicable Interest Period as is agreed-upon by Administrative Agent, Lenders and Borrower prior to the making of such Borrowing, and (ii) as to any outstanding Borrowing (a) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Borrowing at a rate of interest for the applicable Interest Period as is agreed-upon by Administrative Agent, Lenders and Borrower or (b) if Administrative Agent, Lenders and Borrower are unable to agree on a new rate of interest for that Borrowing, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

         3.22 Funding Loss. BORROWER AND PARENT, JOINTLY AND SEVERALLY, SHALL, AND HEREBY AGREE TO, INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING THE FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

         3.23 Foreign Lenders, Participants, and Assignees. Each Lender, Participant (by accepting a participation interest under this Agreement), and Assignee (by executing a Note and Lien Assignment) that is not organized under the Laws of the United States or one of its states (a) represents to Administrative Agent and Borrower that (i) no Taxes are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments under the Credit Documents, and (b) covenants to


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


(i) provide Administrative Agent and Borrower a new Form 4224, Form 1001, Form W-8, or other form acceptable to Administrative Agent and Borrower upon the expiration or obsolescence according to applicable Laws of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Credit Documents, and (ii) comply from time to time with all applicable Laws with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Administrative Agent (without duplication) may deduct and withhold from interest and fee payments under the Credit Documents any Tax at the maximum rate under the IRC or other applicable Law, and amounts so deducted and withheld shall be treated as paid to that Lender, Participant, or assignee, as the case may be, for all purposes under the Credit Documents.

SECTION 4. FEES.

         4.1 Treatment of Fees. The fees described in this Section 4 (i) are not compensation for the use, detention or forbearance of money, (ii) are in addition to, and not in lieu of, interest and expenses otherwise described in the Credit Documents, (iii) are payable in accordance with Section 3.1, (iv) are non-refundable, (v) to the fullest extent not prohibited by applicable Laws, bear interest, if not paid when due, on the amount thereof from time to time unpaid at the Default Rate and (vi) with respect to the fees referenced in Sections 4.3 and 4.4, are calculated on the basis of the actual number of days (including the first day but excluding the last day) elapsed, as if each calendar year consisted of 360 days, unless such amount is determined to constitute interest and if so, such computation would result in an interest rate deemed to exceed (notwithstanding the foregoing) the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Arrangement and Underwriting Fees. Borrower shall pay to Administrative Agent arrangement, structure, management, documentation, due diligence and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrower and Administrative Agent in writing.

         4.3 Unused Facility Fee. Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an unused facility fee for the Revolving Facility. The fee accrues on the last day of each month (the "ACCRUAL MONTH"), commencing March 31, 2000 and is due and payable in arrears on the first day of the month following the Accrual Month and on the Revolving Facility Termination Date. The fee is equal to the product of (i) three-eighths of one percent (0.375%) times
(ii) the amount by which the average-daily total Commitment exceeds the sum of the average-daily Principal Debt (including the Dollar Equivalent of any Eurocurrency Borrowings) plus the average-daily LC Exposure, times (iii) a fraction with the number of days in the applicable Accrual Month or portion of it as the numerator and 360 as the denominator.

         4.4 LC Fees. As a condition precedent to the issuance (including the extension) of each LC, Borrower shall pay to Administrative Agent:

                  (a) For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable monthly in arrears, equal to two percent (2%) per annum of the average, undrawn face amount of that LC during each applicable month; and

                  (b) For the account of Administrative Agent, payable on the date of issuance, a fronting fee of the greater of (A) Three Hundred Dollars ($300) or (B) one eighth of one percent (0.125%) of the face amount of each standby LC.


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



         4.5 Agency Fee. Borrower shall pay an agency fee to Administrative Agent equal to One Hundred Thousand Dollars ($100,000) for the initial two years of the Revolving Facility, payable in advance in equal quarterly installments of Twelve Thousand Five Hundred Dollars ($12,500) each on the Closing Date and on each July 1, October 1, January 1 and April 1 thereafter. Any unpaid portion of the $100,000 agency fee shall be due and payable in full if the Obligation is prepaid in full (other than from the proceeds of a refinancing provided by an Affiliate of Administrative Agent). Although Administrative Agent and Lenders have no obligation to extend the Revolving Facility beyond the Revolving Facility Termination Date, if the Revolving Facility is extended by mutual agreement of the parties, the agency fee will be $50,000 per year, or portion thereof, payable in quarterly installments of Twelve Thousand Five Hundred Dollars ($12,500) in advance.

         4.6 Prepayment Fee. If the Obligation is entirely prepaid (at one time or as part of a series of related transactions) at any time prior to March 31, 2002, Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, a prepayment fee equal to one percent (1.0%) of the total Commitments of all Lenders as of the Closing Date, unless the prepayment is the direct and immediate result of the sale of all of the Companies to a third party who is not an Affiliate of any of the Companies, in which case the prepayment fee will be one half of one percent (0.50%) of the total Commitments of all Lenders as of the Closing Date; provided that if the prepayment represents the proceeds of a refinancing provided after December 31, 2000 by an Affiliate of Administrative Agent, no prepayment fee will be payable.

SECTION 5. SECURITY.

         5.1 Guaranties. Borrower and Parent shall, and shall cause each present Subsidiary to, (a) unconditionally reaffirm their existing Guaranties of the full payment and performance of the Obligation by due execution and delivery on the Closing Date of an Amended and Restated Guaranty substantially in the form of Exhibit B (other than any Foreign Subsidiary the execution of a Guaranty by which would create a material Tax obligation for the Companies that would not otherwise exist) and (b) unconditionally reaffirm the existing Credit Documents granting Liens in all Collateral now or hereafter owned by any of the Domestic Companies, by due execution and delivery on the Closing Date of an Amended and Restated Security Agreement to Administrative Agent for the benefit of Lenders substantially in the form of Exhibit C. Parent shall on the Closing Date, and Parent and Borrower shall cause each future Subsidiary at the time of organization to, (a) execute and deliver a Guaranty unconditionally guaranteeing the full payment and performance of the Obligation (other than any Foreign Subsidiary the execution of a Guaranty by which would create a material Tax obligation for the Companies that would not otherwise exist) and (b) execute and deliver a Security Agreement granting Liens in all Collateral now or hereafter owned by Parent and each future Subsidiary to Administrative Agent for the benefit of Lenders.

         5.2 Collateral. Borrower and Parent shall cause full payment and performance of the Obligation to be secured, or to continue to be secured, by first and prior Lender Liens on all of the items and types of property (together with its proceeds, the "COLLATERAL"), described in the present and future Credit Documents creating Lender Liens, including:

         (a) Present and future accounts receivable, inventory, general intangibles, contract rights, equipment, fixtures, patents, trademarks, other intellectual property and all other personal property of each present and future Domestic Company;


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



         (b) One hundred percent (100%) of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all present and future Domestic Subsidiaries;

         (c) Approximately all (but not less than sixty five percent (65%)) of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all present and future Foreign Subsidiaries the pledge of which would not create a material Tax obligation for the Companies that would not otherwise exist; and

         (d) All present and future notes receivable executed by a Foreign Subsidiary in favor of Parent or Borrower.

         5.3 Creation of Liens and Further Assurances. Borrower covenants and agrees that the Lender Liens described in Section 5.2 must be reaffirmed, created and perfected as a condition to funding any Borrowings or the issuance of any LC. Furthermore, Borrower shall, and shall cause each other appropriate Company to, perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filing fees and costs as Administrative Agent or Required Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and their priority and preserve and protect the Rights of Administrative Agent and Lenders under any Credit Document.

         5.4 Change in Tax Laws. Notwithstanding anything to the contrary set forth in this Section 5, in the event the Tax laws regarding Foreign Subsidiaries are changed to remove the creation of a material Tax obligation for the Companies, each such Foreign Subsidiary may, at Borrower's discretion, execute a Guaranty in exchange for a release of the pledge of its securities.

         5.5 Release of Collateral. Whenever Lenders no longer have any commitment to extend credit under any Credit Document and the Obligation has been fully paid and performed, then Administrative Agent and Lenders shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released and all Guaranties to be terminated and released.

SECTION 6. CONDITIONS PRECEDENT.

         6.1 Initial Advances. The obligations of American National to accept the Note under this Agreement in renewal and replacement for the Prior Notes and to make the commitments contained herein are subject to the condition precedents that, at the Closing Time, Administrative Agent and Lenders have received, there shall have been performed, there shall exist and there shall have been duly executed and delivered, the documents, actions and other matters set forth below, each in form, scope and substance, and (as applicable) dated as of a date, satisfactory to Administrative Agent and Lenders:

         (a) Amended and Restated Credit Agreement. This Agreement duly executed by Parent, Borrower, Administrative Agent and each initial Lender;

         (b) Notes. The Notes duly executed and delivered by Borrower;

         (c) Amended and Restated Guaranties and Security Agreements. An Amended and Restated Guaranty substantially in the form of Exhibit B and an Amended and Restated Security Agreement substantially in the form of Exhibit C, duly executed and delivered by Parent, Borrower and each Domestic Subsidiary;

         (d) Contribution and Indemnification Agreement. A Contribution and Indemnification Agreement substantially in the form of Exhibit I, duly executed by Borrower and each Guarantor.


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



         (e) Account Debtor Notification. Evidence satisfactory to Administrative Agent that all Account Debtors have been notified to make all payments on Accounts to a specified Lock Box Account over which Administrative Agent has sole and complete dominion and control.

         (f) Secretary Certificates. A certificate signed by the Secretary or Assistant Secretary of Borrower, Parent and each Domestic Subsidiary certifying to (i) resolutions, (ii) incumbency, (iii) articles of incorporation, and (iv) bylaws;

         (g) Payments to the Lender. The payment to Administrative Agent of: (i) all fees to be received by Administrative Agent pursuant to this Agreement or any other Credit Documents, and (ii) all third-party costs incurred in connection with this Agreement, including all reasonable attorneys' fees, costs and out-of-pocket expenses of Administrative Agent's counsel incurred or estimated to have been incurred through the Closing Date in connection with the preparation, execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby;

         (h) Opinion of Counsel. A favorable opinion addressed to Administrative Agent and Lenders from Gardere & Wynne, L.L.P., outside legal counsel to the Companies, in form and substance satisfactory to Administrative Agent;

         (i) Amendments to TROL Financing Documents. Amendments to the TROL Financing Documents in form and substance satisfactory to Borrower, Administrative Agent, Bank One and Wells Fargo;

         (j) Lock Box Accounts. Such agreements and other documents as Administrative Agent shall deem appropriate to establish the Lock Box Accounts and Blocked Accounts and implement the requirements of Section 3.4;

         (k) Release of Hedging Agreement Collateral. A release of all Liens created in favor of Wells Fargo and its Affiliate which has entered into a Hedging Agreement with Borrower.

         (l) Representations and Warranties. The representations and warranties contained in Section 7 and the other Credit Documents are true in all respects at the Closing Time;

         (m) Borrowing Base Report. Administrative Agent shall have received a Borrowing Base Report revealing at least Two Million Dollars ($2,000,000) of Excess Availability as of a date which is no more than forty five (45) days prior to the Closing Date (attached hereto as Schedule 6.1(m) is the completed Borrowing Base Report as of February 29, 2000); and

         (n) Additional Information. Such other documents, instruments, reports, opinions and information as reasonably required by Administrative Agent, any Lender and their respective counsel.

         6.2 All Borrowings. The obligation of Lenders to extend Borrowings under this Agreement (including the initial acceptance of the Note in renewal and replacement of the Prior Notes) is subject to the following conditions precedent:

         (a) No Default or Potential Default. As of the date of the making of the Borrowing, there exists no Event of Default or Potential Default;


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



         (b) Compliance with Credit Agreement; Delivery of Reports. Each Company has performed and complied with all agreements and conditions contained in this Agreement and each other Credit Document that are required to be performed or complied with by it before or at the date of the Borrowing, including timely delivery of all required financial statements, reports, certificates, documents and agreements;

         (c) No Material Adverse Event. As of the date of making the Borrowing, no Material Adverse Event has occurred and is continuing;

         (d) Borrowing Request. Administrative Agent has timely received from Borrower a properly completed Borrowing Request if it is required pursuant to
Section 2, executed by a Responsible Officer of Borrower;

         (e) Availability. The requirements of Section 2.1 are satisfied; and

         (f) Representations and Warranties. The representations and warranties contained in Section 7 and the other Credit Documents are true in all respects on the date of, and after giving effect to, the Borrowing, with the same force and effect as though made on and as of that date.

SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower and Parent, jointly and severally, represent and warrant to Administrative Agent and Lenders as follows:

         7.1 Purpose and Regulation U.

         (a) Subject to the other provisions in the Credit Documents, including clause (b) below, initially, the Note delivered hereunder represents the renewal and replacement of the Revolving Notes and Term Notes under the Prior Credit Agreement, and the proceeds of any future borrowings hereunder will be used for general corporate purposes, working capital uses in the ordinary course of business and permitted stock repurchases.

         (b) None of the proceeds of the Revolving Facility will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. No Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. No Company, nor any Person acting on behalf of any Company, has taken or will take any action that might cause the Notes or any other of the Credit Documents, including this Agreement, to violate Regulations U or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. For the avoidance of doubt, no proceeds of the Revolving Facility or Term Loan may be used to purchase any securities, including without limitation, any of the Permitted Investments described in clauses (f) through (h) of Section 9.7.

         (c) No portion of any advance or loan made hereunder shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Banc One Corporation during the underwriting period and for 30 days thereafter.

         7.2 Corporate Existence, Good Standing, Authority and Locations. Each Company is duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation, as applicable. Except where the failure to qualify would not result in a Material Adverse Event, each Company is duly qualified to transact business and is in good standing as a foreign corporation or partnership (as


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



applicable) in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (and each of such jurisdictions is identified in Schedule 7.3). Each Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed to be conducted (including under the Credit Documents) and to own and operate its assets as now owned and operated and as proposed to be owned and operated (including under the Credit Documents). Each Company's chief executive office and other principal offices are described on Schedule 7.3. The present location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office.

         7.3 Subsidiaries and Names. Schedule 7.3 describes (i) each Company,
(ii) every name or trade name used by each Company during the five-year period before the date of this Agreement (or during the period such Company has been a Subsidiary, if shorter) and (iii) every change of each Company's name during the four-month period before the date of this Agreement. All of the outstanding shares of capital stock (or similar voting interests) of each Company are (1) duly authorized, validly issued, fully paid and nonassessable, (2) owned of record and beneficially as described in Schedule 7.3, free and clear of any Liens, except Permitted Liens and (3) not subject to any warrant, option or other acquisition Right of any Person or subject to any voting, ownership or transfer restriction except (a) restrictions imposed by securities laws and general corporate laws and (b) restrictions expressly noted in the certificates evidencing such shares.

         7.4 Authorization and Contravention. The execution and delivery by each Company of each Credit Document to which it is a party and the performance by it of its obligations under those Credit Documents (i) are within its corporate or partnership power (as applicable), (ii) have been duly authorized by all necessary corporate or partnership action (as applicable), (iii) require no consent of, action by, or filing with, any Governmental Authority (except any action or filing that has been taken or made or consent that has been received, and is completed and in final form and full force and effect, on or before the Closing Date), (iv) do not violate any provision of its Organizational Documents, (v) do not violate any provision of any Law applicable to it or result in any breach of, or default under, any material agreement of the Companies, or (vi) result in, or requires the imposition of, any Liens on any property of any Company, other than in favor of Administrative Agent for Lenders.

         7.5 Binding Effect. Upon execution by each Company of each Credit Document to which it is a party, each such Credit Document will constitute a legal and binding obligation of each such party, enforceable against each such party in accordance with that Credit Document's terms except as that enforceability may be limited by Debtor Relief Laws and general principles of equity.

         7.6 Financials; Contingent Liabilities. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated (if applicable) financial condition, results of operations and cash flows as of, and for the portion of the fiscal year ending on, their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, or specifically contemplated or expressly permitted by, the Credit Documents, no material adverse changes have occurred in the Companies' consolidated (if applicable) financial condition from that shown in the Current Financials. All material contingent liabilities of each Company are described on Schedule 7.6-A. The Companies' Consolidated Financials for the year ended December 31, 1999 are attached hereto as Schedule 7.6-B. The financial projections delivered by Borrower to Administrative Agent in connection with Borrower's application for the Revolving Credit Facility are attached hereto as Schedule 7.6-C.

         7.7 Solvency. On each Borrowing Date, each of Borrower, Parent and each other Company is, and after giving effect to the requested Borrowing will be, Solvent.


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



         7.8 Litigation.

         (a) Except as shown on Schedule 7.8, no Company is subject to, or aware of the threat of, any Litigation involving any Company, or any of their respective properties, which if adversely determined against any of them, reasonably could be expected to result in a Material Adverse Event, and

         (b) No outstanding and unpaid judgments against any Company exist that reasonably could be expected to result in a Material Adverse Event.

         7.9 Taxes. Except where the non-compliance of any of the following reasonably could not be expected to result in a Material Adverse Event, (i) all returns, reports and other information of each Company required to be filed in respect to a present or future liability for any Taxes have been prepared in compliance with all requisite Laws, and as so prepared, have been properly filed (or extensions have been granted) and (ii) all Taxes imposed upon each Company that are due and payable have been timely and fully paid except as are being contested as permitted by Section 8.6.

         7.10 Environmental Matters.

         (a) No Company has received notice from any Governmental Authority that it has any actual or potential Environmental Liability, and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case reasonably could be expected to constitute a Material Adverse Event.

         (b) No Company has received notice from any Governmental Authority that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which reasonably could be expected to constitute a Material Adverse Event.

         7.11 Employee Plans. Except where not a Material Adverse Event (i) no Employee Plan subject to ERISA has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 512 of the IRC), (ii) neither any Company nor any ERISA Affiliate has incurred liability (except for liabilities for premiums that have been paid or that are not past due) under ERISA to the PBGC in connection with any Employee Plan, (iii) neither any Company nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under Title IV of ERISA, (iv) neither any Company nor any ERISA Affiliate has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), (v) no "reportable event" (as defined in Section 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (vi) neither any Company nor any ERISA Affiliate has any liability, or is subject to any Lien, under ERISA or the IRC to or on account of any Employee Plan, (vii) each Employee Plan subject to ERISA and the IRC complies in all material respects, both in form and operation, with ERISA and the IRC and (viii) no Multiemployer Plan subject to the IRC is in reorganization within the meaning of Section 418 of the IRC.

         7.12 Properties; Liens. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this Agreement or, after the date of this Agreement, as permitted by Sections 9.9 or 9.10. No Lien exists on any property of any Company except Permitted Liens. Except for the Credit Documents, no Company is party or subject to any agreement, instrument or order which in any way restricts any Company's ability to allow Liens to exist upon any of its assets.


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



         7.13 Government Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         7.14 Transactions with Affiliates. Except for transactions with other Companies as permitted by Section 9.5, no Company is a party to a transaction (other than of an inconsequential nature) with any of its Affiliates.

         7.15 Debt. No Company has any Debt except Permitted Debt.

         7.16 Leases. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company enjoys peaceful and undisturbed possession under all leases necessary or desirable for the operation of its properties and assets and (ii) all material leases under which any Company is a lessee are in full force and effect.

         7.17 Labor Matters. Except where it could not reasonably be expected to result in a Material Adverse Event (i) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at any Real Property exist, (ii) hours worked by and payment made to the employees of any Company have not been in violation of the Fair Labor Standards Act or any other applicable Laws pertaining to labor matters, (iii) all payments due from any Company for employee health and welfare insurance, including workers compensation insurance, have been paid or accrued as a liability on its books and (iv) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Laws.

         7.18 Intellectual Property. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names, trade secrets and other intellectual property rights necessary or desirable to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this Agreement, (ii) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others and (iii) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

         7.19 Insurance. Each Company maintains the insurance required by
Section 8.10.

         7.20 Inventory. Inventory owned by the Domestic Subsidiaries is located at the addresses shown on Schedule 7.20.

         7.21 Full Disclosure. All information furnished to Administrative Agent or Lenders by or on behalf of any Company in connection with the Credit Documents was, and all information furnished to Administrative Agent or Lenders in the future by or on behalf of any Company will be, in each case, when so furnished, true, complete and accurate in all material respects or where estimates or projections were or will be therein made and so designated, based on good faith, reasonable estimates or projections on the date the information is stated or certified.

SECTION 8. AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this Agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:


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



         8.1      Monthly Reports and Collateral Reports.

         (a) MONTHLY REPORTS. Borrower shall submit to Agent, not later than the twentieth (20th) day of each month, a monthly report (the "MONTHLY REPORT"), accompanied by a certificate in form and substance acceptable to Administrative Agent, which shall be signed by an Responsible Officer. The Monthly Report shall include, as of the last Business Day of the preceding month:

                  (i) an aged trial balance of the Accounts of the Companies ("ACCOUNTS TRIAL Balance") prepared in a manner reasonably acceptable to Agent;

                  (ii) a schedule of Inventory owned by the Companies and in their possession or otherwise, by location, valued at average cost, accompanied by a separate schedule reflecting adjustments for such reserves as Administrative Agent has previously indicated to Borrower are deemed by Administrative Agent, to be appropriate, in its sole, commercially reasonable determination, and a report of any variances or other results of inventory counts performed by Borrower since the date of the last Monthly Report (unless the variances are not greater than five percent (5%), in which case such variance report will be provided by Borrower upon request by Administrative Agent);

                  (iii) a "contra" report prepared in a manner reasonably acceptable to Administrative Agent and showing the name of each Account Debtor and each Affiliate of an Account Debtor to whom a payable is due and the amounts, including an aging thereof, owed by and to such Account Debtor and its Affiliates, in such form as Administrative Agent may reasonably request;

                  (iv) a reconciliation of the Accounts and Inventory of the Companies between the amount shown on the books and financial statements of the Companies, the general ledgers and Borrower's collateral reports delivered to Administrative Agent in form and substance acceptable to Administrative Agent;

                  (v) the outstanding principal balance of the Obligation;

                  (vi) a statement that there exists no Event of Default or Potential Default, or, if any Event of Default or Potential Default exists, a specific description of the nature and the period of existence thereof and the action Borrower has taken and proposes to take with respect thereto;

                  (vii) a statement that no machinery, equipment or other fixed assets have been sold, damaged, destroyed, abandoned, become obsolete or has otherwise diminished in value (except for (a) ordinary depreciation and wear and tear and (b) damage to or the destruction or retirement of Equipment with a book value not in excess of $50,000 in the aggregate in any one calendar year) since the later of the date of the last Monthly Report or the schedule of Equipment most recently delivered to Administrative Agent by Borrower or, if any such events have occurred, describing the same with such specificity as is satisfactory to Administrative Agent;


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 46               ULTRAK OPERATING, L.P.

                  (viii) a summary of any pending or, to Borrower's knowledge, threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting Borrower or its employees; and

                  (ix) such other reports or information as Administrative Agent may from time to time reasonably request.

         (b) Collateral Reports. In addition, Borrower shall provide Administrative Agent with a written report on at least a monthly basis (or on a weekly basis whenever Excess Availability is less than Three Million Dollars ($3,000,000)) reflecting activity for each month or week, as the case may be, unless reasonably requested more often by Administrative Agent (the "COLLATERAL REPORT"), in form and substance, and with such specificity, as is satisfactory to Administrative Agent:

                  (i) all Eligible Accounts created or acquired by Borrower subsequent to the immediately preceding Collateral Report; together with copies of any other reports or information, in a form and with such specificity as is satisfactory to Administrative Agent, concerning Accounts included, described or referred to in the Collateral Reports and any other documents in connection therewith requested by Administrative Agent, including, without limitation, but only if specifically requested by Administrative Agent, copies of all invoices and bills of lading prepared in connection with such Accounts;

                  (ii) information in connection with (a) any Account which has ceased to be an Eligible Account since the most recent Collateral Report and (b) any other Account with respect to which any setoff, counterclaim or dispute has been asserted by any Account Debtor or any allegation of delayed performance or nonperformance has been made by any Account Debtor accompanied by a statement of any modification, adjustment or compromise with respect to any such Account which affects the amount due or the time when payment of such Account is to be made;

                  (iii) information on all amounts collected by Borrower on Accounts subsequent to the immediately preceding Collateral Report;

                  (iv) a calculation of the Borrowing Base, including information on all sales of or other reductions of and all additions to Inventory, all returns of Inventory, all credits issued by any Company and all complaints and claims against any Company; and

                  (v) such additional information as Administrative Agent shall require.

         (c) Electronic Transmission of Reports. Notwithstanding anything herein to the contrary, the Monthly Reports, Collateral Reports and other reports with respect to Collateral delivered by Borrower to Administrative Agent may be sent, for receipt by Administrative Agent by the time specified or required pursuant to the terms of this Agreement, by electronic transmission (in lieu of other written forms), provided that (i) the form of such electronic transmission shall be reasonably acceptable to Administrative Agent; (ii) the electronic transmission shall contain the electronically transmitted signature of a Responsible Officer of Borrower; and (iii) the form of such electronic transmission shall contain the following legend:

                           Pursuant to, and in accordance with, the terms and provisions of that certain Amended and Restated Credit Agreement (the "Agreement") dated as of March ___, 2000 among Ultrak Operating, L.P.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 47               ULTRAK OPERATING, L.P.

                           ("Borrower"), Ultrak, Inc. ("Parent"), the Lenders named therein and American National Bank and Trust Company of Chicago, as Administrative Agent for Lenders ("Administrative Agent"), Borrower is executing and delivering by electronic transmission to Administrative Agent this report accompanied by supporting data (collectively referred to as the "Report"). Borrower warrants and represents to Administrative Agent and Lenders that the Report is true, correct and based on information contained in Borrower's own financial accounting records. Borrower, by the execution of the Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and
                           further certifies on this       day of           ,
                               , that Borrower is in compliance with the
                           Agreement. The Responsible Officer whose name is
                           written below hereby adopts such written name as his signature with present intention to authenticate a writing.

         8.2 Certain Other Items Furnished. Borrower shall furnish the following to each Lender:

         (a) Annual Financials, Etc. Promptly after preparation but no later than ninety (90) days after the last day of each fiscal year of Borrower, audited Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day (with expenses and obligations related to the TROL Financing clearly indicated), accompanied by (i) the opinion, without qualification, of a firm of independent certified public accountants acceptable to Required Lenders (Grant Thornton L.L.P. and any "Big Five" accounting firm being expressly acceptable to Required Lenders), based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations and (ii) with respect to the period covered by such Financials, a Compliance Certificate. In addition, Borrower shall furnish to each Lender, promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, company-prepared consolidating Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

         (b) Monthly Financials, Etc. Promptly after preparation but no later than thirty (30) days after the last day of each month, Financials showing the Companies' consolidated and consolidating financial condition and results of operations for that month and for the period from the beginning of the current fiscal year to the last day of that month (with expenses and obligations related to the TROL Financing clearly indicated), accompanied by a Compliance Certificate with respect to the period covered by such Financials. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

         (c) Annual Business Plans. Promptly after preparation but no later than 30 days after the last day of each fiscal year of Borrower, the annual consolidated and consolidating business plans for the Companies prepared by Parent or Borrower, in form reasonably acceptable to Administrative Agent, setting forth management's projections for the next succeeding fiscal year.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 48               ULTRAK OPERATING, L.P.

         (d) Other Reports. Promptly after preparation and distribution, accurate and complete copies of all reports and other communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Governmental Authority or any existing or potential creditor including (i) each Form 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission, and (ii) each interim or special audit report and management letter issued by the Companies' accountants with respect to the Companies or their financial records, but excluding (x) credit, trade and other reports prepared and distributed in the ordinary course of business and
(y) information otherwise furnished to Administrative Agent and Lenders under this Agreement.

         (e) Employee Plans. As soon as possible and within 30 days after Borrower knows that any event which would constitute a reportable event under
Section 4043(b) of Title IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

         (f) Other Notices. Promptly after Borrower knows or receives any notification thereof (whichever shall first occur), notice of (i) the existence and status of any Litigation or Environmental Liability that if determined adversely to any Company, could reasonably be expected to result in a Material Adverse Event, (ii) any change in any fact or circumstance (other than of an inconsequential nature) represented or warranted by any Company in any Credit Document, and (iii) an Event of Default, Potential Default or Material Adverse Event, specifying the nature thereof and what action the Companies have taken, are taking and propose to take.

         (g) Other Information. Promptly when reasonably requested by Administrative Agent or any Lender, such information (not otherwise required to be furnished under this Agreement) about any Company's business affairs, assets, liabilities, results of operation and financial condition (all in form and substance satisfactory to Administrative Agent or that Lender).

         8.3 Use of Credit. Borrower shall use the proceeds of Borrowings only for the purposes represented in this Agreement.

         8.4 Books and Records. Each Domestic Company (including Parent individually and on a consolidated basis) shall maintain books, records and accounts necessary to prepare Financials in accordance with GAAP.

         8.5 Inspections. Upon reasonable request and at least 5-days' advance notice (but during the pendency of an Event of Default, no advance notice is required), each Company shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect any of that Company's properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations and to discuss any of its affairs, conditions and finances with the Company's Representatives and with other creditors of the Company from time to time, during reasonable business hours (but during the pendency of an Event of Default, at any time). Without limiting the foregoing, the Companies shall allow Administrative Agent and Lenders to perform field examinations to test such systems and controls of the Companies as they deem appropriate, such field examinations at any time prior to an Event of Default to occur no more frequently


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 49               ULTRAK OPERATING, L.P.

than once per calendar quarter (provided that such limitation shall not apply after the occurrence and during the continuation of an Event of Default). Borrower shall reimburse Administrative Agent at the rate of $750 per day per auditor and shall reimburse Administrative Agent and each Lender for the reasonable out-of-pocket expenses incurred in connection with each such field examination.

         8.6 Taxes. Each Company shall promptly pay when due any and all Taxes except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

         8.7 Payment of Obligation. Each Company shall promptly pay (or renew and extend) all of its obligations as they become due (unless the obligations, other than the Obligation or any part thereof, are being contested in good faith by appropriate proceedings).

         8.8 Expenses. Within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail, Borrower shall pay (i) all costs, fees and expenses paid or incurred by or on behalf of Administrative Agent incident to any Credit Document (including the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery and execution of the Credit Documents and any related amendment, modification, waiver or consent) and (ii) all reasonable attorneys' fees and court costs and all other reasonable costs and expenses incurred by Administrative Agent or any Lender in connection with the enforcement of the obligations of any Company under the Credit Documents or the exercise of any Rights under the Credit Documents (including reasonable allocated costs of in-house counsel), all of which are part of the Obligation, bearing interest (if not paid within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail) on the portion thereof from time to time unpaid at the Default Rate until paid.

         8.9 Maintenance of Existence, Assets and Business. Each Company shall
(i) except as permitted in Section 9.9 and Section 9.10, maintain its corporate or partnership (as applicable) existence and good standing in its state of incorporation or formation (as applicable) and (ii) except where the failure to perform any of the following could not reasonably be expected to result in a Material Adverse Event (a) maintain its authority to transact business and good standing in all other states, (b) maintain all licenses, permits and franchises (including Environmental Permits) necessary or desirable for its business and
(c) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         8.10 Insurance. Each Company shall, at its cost and expense, maintain with financially sound, responsible and reputable insurance companies or associations, or as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates, insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. In addition, Borrower shall and shall cause each other Company to, (i) name Administrative Agent as additional insured on all general and comprehensive liability insurance and as loss payee on all insurance covering any Collateral (or any portion thereof), (ii) deliver copies of the policies and endorsements for the insurance required by this Section 8.9 to Administrative Agent promptly after issuance and renewal of each and (iii) cause each policy of insurance to provide that it will not be cancelled or modified (as to term, coverage, scope, property or risks covered, change or addition of loss payee or additional insured or otherwise) without 30 days prior written notice to Administrative Agent.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 50               ULTRAK OPERATING, L.P.

         8.11 Compliance with Laws. Each Company shall (i) operate and manage its businesses and otherwise conduct its affairs in compliance with all Laws (including without limitation, all Environmental Laws and Environmental Permits) except to the extent noncompliance reasonably could be expected not to constitute a Material Adverse Event, (ii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company is not in compliance with any Laws (including any Environmental Laws or Environmental Permits) if the allegation reasonably could constitute a Material Adverse Event and (iii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company has any potential Environmental Liability if the allegation reasonably could constitute a Material Adverse Event.

         8.12 Subsidiary Guaranties and Pledges. Borrower shall cause all present and future Domestic Subsidiaries, whether now existing or in the future formed or acquired as permitted by the Credit Documents, promptly and fully to comply with Sections 5.1 and 5.2 and its capital stock or other equity securities to become subject to first and prior Lender Liens as required by
Section 5.2.

         8.13 Indemnification.

         (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY; (ii) "INDEMNITEE" MEANS ADMINISTRATIVE AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF ADMINISTRATIVE AGENT AND EACH LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES AND OBLIGATIONS, AND ALL PRESENT AND FUTURE COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING, THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (1) CREDIT DOCUMENT OR TRANSACTION CONTEMPLATED BY ANY CREDIT DOCUMENT, (2) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY CREDIT DOCUMENT, OR (3) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

         (b) EACH INDEMNITOR AGREES, JOINTLY AND SEVERALLY, TO INDEMNIFY PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

         (c) THE FOREGOING PROVISIONS (I) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (II) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (III) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (IV) ARE NOT AFFECTED BY ANY


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 51               ULTRAK OPERATING, L.P.

INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

         (d) However, no Indemnitee is entitled to be indemnified under the Credit Documents for its own fraud, gross negligence, or wilful misconduct.

         (e) Although failure to do so does not reduce or impair any Indemnitor's obligations under this section, each Indemnitee shall promptly notify Borrower of any event about which the Indemnitee has received written notice and that is reasonably likely to result in any Indemnified Liability. Each Indemnitor may, at its own cost and expense, participate in the defense in any proceeding involving any Indemnified Liability. If no Event of Default or Potential Default exists, Indemnitors may assume the defense in that proceeding on behalf of the applicable Indemnitees, including the employment of counsel if first approved (which approval may not be unreasonably withheld) by the applicable Indemnitees. If Indemnitors assume any defense, they shall keep the applicable Indemnitees fully advised of the status of, and shall consult with, and receive the concurrence of, those Indemnitees before taking any material position in respect of, that proceeding. If Indemnitors consent, if an Event of Default, Potential Default or Material Adverse Event exists or if any Indemnitee reasonably determines that an actual conflict of interests exists between Indemnitors and that Indemnitee with respect to the subject matter of the proceeding or that Indemnitors are not diligently pursuing the defense, then (i) that Indemnitee may, at Indemnitors' joint and several expense, employ counsel to represent that Indemnitee that is separate from counsel for Indemnitors or any other Person in that proceeding and (ii) Indemnitors are no longer entitled to assume the defense on behalf of that Indemnitee. No Indemnitor may agree to the settlement of any Indemnified Liability, or any matters or issues material to or necessary for the resolution of any such liability, without the prior written consent of the applicable Indemnitees unless, as agreed to in writing by an Indemnitee, that settlement fully relieves those Indemnitees of any liability whatsoever for that Indemnified Liability. If an Indemnitee agrees to the settlement of any Indemnified Liability without the prior written consent of Indemnitors (which consent may not be unreasonably withheld), then Indemnitors are no longer obligated for that Indemnified Liability in respect of that Indemnitee.

         (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE CREDIT DOCUMENTS AND THE RELEASE OF ANY OR ALL LENDER LIENS.

         (g) BORROWER AND EACH OTHER COMPANY ACKNOWLEDGE THAT THE VARIOUS INDEMNITIES CONTAINED IN THIS AGREEMENT INCLUDE PROVISIONS INDEMNIFYING AND HOLDING HARMLESS ADMINISTRATIVE AGENT, LENDERS, THEIR AFFILIATES AND THEIR REPRESENTATIVES FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF THE INDEMNITEE. BORROWER AND EACH OTHER COMPANY AGREE THAT THE INDEMNITY PROVISIONS CONTAINED HEREIN ARE HIGHLIGHTED TO CLEARLY IDENTIFY THE INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT BORROWER AND EACH OTHER COMPANY HAVE FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS AND WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OTHERWISE.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 52               ULTRAK OPERATING, L.P.

         8.14 Post-Closing Covenants.

         (a) Borrower shall cooperate with Administrative Agent's counsel in a timely manner to obtain, complete, file or otherwise complete all collateral documents not obtained on the Closing Date.

         (b) Within thirty (30) days after Closing, Borrower will provide to Administrative Agent a Mortgage in form and substance acceptable to Administrative Agent (the "OHIO MORTGAGE"), duly executed, acknowledged and delivered by Diamond, and duly recorded in the appropriate real property records, creating a first and prior Lender Lien on approximately 9.21 acres of land and the improvements located thereon, owned in fee simple by Diamond, being Lots 2, 3 and 5, Greenfield Crossroads Subdivision, Greenfield Township, Fairfield County, Ohio with addressees of 4460 Columbus Road NW, Carroll, Ohio 43112 and the main plant at 4465 Coonpath Rd, Carroll, Ohio 43112 (the "OHIO FACILITY") to secure payment and performance of the Obligation, together with
(i) a mortgagee policy of title insurance in an amount acceptable to Administrative Agent and issued by a title insurance company acceptable to Administrative Agent insuring that the Lien created by the Ohio Mortgage creates a valid, first and prior Lien on the Ohio Facility, subject to no prior or equal Liens (other than easements, building restrictions, liens for taxes not yet due and payable and other similar encumbrances which are not of a material nature and do not secure Debt), (ii) a current, ALTA as-built boundary survey of the real estate and improvements comprising the Ohio Facility reflecting no material encroachments, and (iii) a Phase I environmental assessment by an environmental consulting firm acceptable to Administrative Agent, reflecting no material Environmental Liability; provided that, Borrower may, at its option, elect to grant a first and prior Lien on the Ohio Facility to secure the TROL Financing if, by written request of Borrower, all value for or with respect to the Ohio Facility has been permanently eliminated from the Borrowing Base, in which case the Lien granted to Administrative Agent pursuant to the preceding provisions of this Section 8.14(b) will be a second lien, inferior only to the Lien granted to secure the TROL Financing pursuant to this proviso.

         (c) Within thirty (30) days after Closing, Borrower and Parent will execute, and will cause other necessary parties to execute, a deed of trust and other documents as may be necessary and appropriate, in the judgment of Administrative Agent, to grant to Administrative Agent, to secure payment and performance of the Obligation, a Lien on the TROL Facility which (i) is second and inferior to the first and prior Liens of Bank One and Wells Fargo pursuant to the TROL Financing, (ii) does not impede or restrict in any way the ability of Wells Fargo and Bank One to enforce and realize upon their Rights with respect to the TROL Facility and (iii) is created by documents acceptable in all respects to Administrative Agent, Bank One and Wells Fargo. The amendment to the TROL Financing documents as of the Closing Date will include a covenant that, within thirty (30) days after Closing, each Domestic Company will execute such documents as may be necessary and appropriate, in the judgment of Wells Fargo and Bank One, to grant to Wells Fargo and Bank One, to secure the Obligations of the Domestic Companies with respect to the TROL Financing, Liens on Collateral under this Agreement which (A) are second and inferior to the first and prior Lender Liens hereunder, (B) do not impede or restrict in any way the ability of Administrative Agent and Lenders to enforce and realize upon the Collateral and
(C) are created by documents acceptable in all respects to Administrative Agent, Bank One and Wells Fargo.


SECTION 9. NEGATIVE COVENANTS. For so long as any Lender is committed to lend money or issue LCs under this Agreement and until the Obligation has been fully paid and performed, Borrower and Parent, jointly and severally, covenant and agree with Administrative Agent and Lenders as follows:

         9.1 Payroll Taxes. No Company may directly or indirectly use any proceeds of any Borrowing (i) for any purpose other than as represented in this Agreement, or (ii) for the payment of wages of employees unless a timely payment to or deposit with the United States of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 53               ULTRAK OPERATING, L.P.

         9.2 Debt. No Company may:

         (a) Create, incur or suffer to exist (directly or indirectly) any direct, indirect, fixed or contingent liability for any Debt except the following (the "PERMITTED DEBT"):

                  (i) the Obligation;

                  (ii) the TROL Financing;

                  (iii) Unsecured Debt of any Company not otherwise permitted by this Section 9.2, so long as


                           (1) no Event of Default, Potential Default or
                  Material Adverse Event (y) exists on the date any such Debt is created, incurred or assumed or (z) arises as a result of, or after giving effect to, any such Debt incurrence,

                           (2) the aggregate amount of all such additional Debt
                  does not exceed at any time an amount equal to One Hundred Thousand Dollars ($100,000) for any individual Debt and Five Hundred Thousand Dollars ($500,000) in the aggregate, and

                           (3) such additional Debt is subordinated to the
                  Obligation on terms acceptable to Required Lenders;

                  (iv) the Permitted Intercompany Guaranties;

                  (v) the Permitted TROL Guaranties;

                  (vi) the Permitted Intercompany Advances, so long as such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including Section 5.2(c);

                  (vii) Up to Two Million Dollars ($2,000,000) of overdraft facilities for Foreign Subsidiaries, if such facilities have been reviewed and approved by Administrative Agent;

                  (viii) Debt incurred by Ultrak Europe, N.V. relating to the acquisition of land and construction of improvements for Ultrak Europe, N.V.'s warehouse facility located in Antwerp, Belgium, such Debt to be limited to (A) Six Hundred Twenty Five Thousand Dollars ($625,000) of Debt owing under a promissory note dated June 4, 1999, executed by Ultrak Europe, N.V. in favor of KBC Bank for the acquisition of the land for such facility, (B) One Million Five Hundred Thousand Dollars ($1,500,000) of Capital Leases executed by Ultrak Europe, N.V., as lessee, and KBC Lease Belgium, N.V., as lessor, for the construction of improvements at such facility, (C) Six Hundred Thousand Dollars ($600,000) of Capital Leases executed by Ultrak Europe, N.V., as lessee, and KBC Lease Belgium, N.V., as lessor, for acquisition and installation of technology at such facility (collectively, the "BELGIUM FACILITY DEBT"), (D) One Million Two Hundred Fifty Thousand Dollars ($1,250,000) overdraft facility executed by Ultrak Europe, N.V. with KBC Bank, (E) Two Hundred Fifty Thousand Dollars ($250,000) bank guarantee line for use in discounting invoices of


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




         Foreign Subsidiaries in France, and (F) Five Million Dollars ($5,000,000) facility with KBC Bank for use with F/X Contracts;

                  (ix) Debt relating to F/X Contracts with a notional amount of up to One Million Dollars ($1,000,000); and

                  (x) any Debt relating to Hedging Agreements in existence on the date hereof with Affiliates of Administrative Agent, entered into with respect to assets on the Companies' consolidated balance sheet or with Wells Fargo or one of its Affiliates provided that any Hedging Agreement with any Entity other than an Affiliate of Administrative Agent must be unsecured.

         (b) Except for the Obligation, prepay, purchase, repurchase, defease or redeem, or cause to be prepaid, purchased, repurchased, defeased or redeemed, any principal of, or any premium (if any) or interest on, any of its Debt, or fund or cause to be funded any sinking or similar fund for any such Debt; provided that Borrower or Parent may make prepayments with respect to the TROL Financing (or, in lieu of prepayments, may make payments into cash collateral accounts with Wells Fargo and Bank One to secure the TROL Financing) so long as
(i) no Event of Default or Potential Default exists on the date of such payment or prepayment or arises as a result of, or after giving effect to, such payment or prepayment and (ii) the Over-Advance Availability has been permanently reduced at Borrower's written request by an amount equal to such payment or prepayment.

         9.3 Liens. No Company may (i) create, incur or suffer or permit to be created or incurred or to exist any Lien upon any of its properties except a Permitted Lien or (ii) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets or properties except (a) the Credit Documents, (b) any lease that places a Lien prohibition on only the property subject to that lease, and (c) arrangements and agreements that apply only to property subject to Permitted Liens. The following are "PERMITTED LIENS":

         (a) Lender Liens;

         (b) Liens not otherwise permitted by this Section 9.3, so long as

                  (i) no Event of Default, Potential Default or Material Adverse Event (y) exists on the date any such Lien is created or assumed or (z) arises as a result of, or after giving effect to, any such Lien incurrence or assumption,

                  (ii) such Liens are granted on equipment, machinery or Real Property on which no Lender Lien exists, to secure an aggregate amount of Debt not exceeding at any time an amount equal to One Hundred Thousand Dollars ($100,000) for any individual Debt and Five Hundred Thousand Dollars ($500,000) in the aggregate, and

                  (iii) the Debt securing such additional Liens is subordinated to the Obligation on terms acceptable to Required Lenders;

         (c) Liens securing the TROL Financing so long as such liens are limited to (i) the existing first and prior Liens with respect to the Real Property located at 1301 Waters Ridge Drive, Lewisville, Texas presently securing the TROL Financing, (ii) a first and prior Lien on the Ohio Facility if, by written request of Borrower, all value for or with respect to the Ohio Facility has been permanently eliminated from the


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Borrowing Base, (iii) Liens on other Collateral which (A) are second and inferior to the first and prior Lender Liens hereunder, (B) do not impede or restrict in any way the ability of Administrative Agent and Lenders to enforce and realize upon the Collateral and (C) are created by documents acceptable in all respects to Administrative Agent, Bank One and Wells Fargo and (iv) a first and prior Lien on cash collateral accounts permitted by Section 9.2(b);

         (d) Any interest or title of a lessor in property being leased under an operating lease that does not constitute Debt;

         (e) Banker's Liens and Rights of setoff or recoupment;

         (f) Pledges or deposits made to secure any Company's payment of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions or other social security programs which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

         (g) Deposits (i) to secure any Company's performance of bids, trade contracts (except for the repayment of borrowed money) or leases arising in the ordinary course of business, which in each case are limited to no more than ten percent (10%) of the face amount thereof, or (ii) to secure statutory obligations, surety or appeal bonds, or indemnity, performance or other similar bonds incurred in the ordinary course of its business which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

         (h) Zoning and similar restrictions on the use of, and easements, restrictions, covenants, title defects and similar encumbrances on, Real Property that do not impair the use of such Real Property (other than of an inconsequential nature) and that are not violated by existing or proposed structures or land use;

         (i) If no Lien has been filed in any jurisdiction or agreed to (i) claims and Liens for Taxes not yet due and payable, (ii) statutory mechanic's Liens and materialman's Liens for services or materials and similar statutory Liens incident to construction and maintenance of Real Property, in each case for which payment is not yet due and payable, (iii) statutory landlord's Liens for rental not yet due and payable and (iv) statutory Liens of warehousemen and carriers and similar statutory Liens securing obligations that are not yet due and payable;

         (j) The following if (i) the validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, (ii) reserve or other appropriate provision (if any) required by GAAP has been made,
(iii) levy and execution has not issued or continues to be stayed, (iv) they do not individually or collectively detract from the value of the property of the Person in question or impair the use of that property in the operation of its business (other than, in each case, of an inconsequential nature) and (v) (other than ad valorem Tax Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover Collateral: (1) Claims and Liens for Taxes; (2) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (3) claims and Liens of statutory mechanics, materialmen's, warehousemen's, carriers', landlords' or other like Liens; (4) Liens incident to construction and maintenance of Real Property; and (5) adverse judgments, attachments or orders on appeal for the payment of money; and

         (k) Liens securing the Belgium Facility Debt, so long as such Liens are limited to Ultrak Europe, N.V.'s warehouse facility in Antwerp, Belgium and the property of Ultrak Europe, N.V. located therein.


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




         9.4 Employee Plans. No Company may permit any of the events or circumstances described in Section 7.11 to exist or occur except where the failure to perform the foregoing could not reasonably be expected to result in a Material Adverse Event.

         9.5 Transactions with Affiliates. No Company may enter into any transaction with any of its Affiliates except (i) transactions permitted under Sections 9.7(j) and (k) and Section 9.9 and (ii) transactions (other than Investments) in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         9.6 Compliance with Laws and Documents. No Company shall (i) violate the provisions of any Laws (including OSHA and Environmental Laws) applicable to it or of any material agreement to which it is a party or by which any of its property is subject or bound if that violation alone, or when aggregated with all other violations, reasonably could be expected to result in a Material Adverse Event, (ii) violate any provision of its Organizational Documents or
(iii) repeal, replace or amend any provision of its Organizational Documents if that action reasonably could be expected to result in a Material Adverse Event.

         9.7 Investments. No Company may make or continue to own any Investments except the following (the "PERMITTED INVESTMENTS"):

         (a) (i) Readily marketable, direct, full faith and credit obligations of the United States or obligations guaranteed by the full faith and credit of the United States and (ii) readily marketable obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States that are generally considered in the securities industry to be implicit obligations of the United States, in each case, due within one year after the acquisition of it (collectively, "GOVERNMENT SECURITIES");

         (b) Readily marketable direct obligations of any state of the United States given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment;

         (c) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Lender or (ii) any bank incorporated under the Laws of the United States or any of its states and given on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

         (d) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of a bank incorporated under the Laws of any jurisdiction outside the United States having on the date of the investment a short-term certificate of deposit credit rating of a least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

         (e) Extensions of trade credit by any Company made in the ordinary course of its business in a manner consistent with generally accepted industry practices;


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




         (f) Parent's investment (or Security Warranty's investment if a Permitted Security Warranty Transaction occurs) in Detection Systems as of November 12, 1999, provided that any part of such investment that is sold or otherwise disposed of may not be subsequently reacquired;

         (g) Investments in Permitted Public Company Holdings not exceeding an aggregate of Two Million Dollars ($2,000,000) (on a cost basis) (including amounts in the money market account associated with any brokerage account in which Permitted Public Company Holdings are held) owned at any time;

         (h) Customary capital contributions or other similar investments by any Company for the formation of any other Company (provided that the amount so contributed for the formation of any Company shall not exceed One Hundred Thousand Dollars ($100,000) for each such Company formed);

         (i) Loans, advances, or extensions of credit by any Domestic Company to any other Domestic Company; and

         (j) The Permitted Intercompany Advances, so long as such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including Section 5.2(c).

         9.8 Distributions; Other Payments. No Company may declare, make or pay any Distribution except

         (a) Distributions paid in the form of additional equity that is not required to be redeemed or is redeemable at the option of the holder if certain events or conditions occur or exist or otherwise,

         (b) Distributions to Parent or Borrower from any other Company,

         (c) Distributions from a Foreign Subsidiary to Ultrak Holdings,

         (d) Distributions from Parent or Borrower to Ultrak GP and Ultrak LP,

         (e) Distributions of up to One Hundred Seventeen Thousand Two Hundred Ten Dollars ($117,210) per year representing preferred stock dividends from Parent to Mr. George K. Broady made in respect of Parent's Series A Preferred Stock; and

         (f) Repurchases of common stock of Parent up to an aggregate during the term of this Agreement up to an aggregate of One Million Dollars ($1,000,000) during the term of this Agreement, but only if, (i) Administrative Agent has received the Financials and other items required by Section 8.2(a) for the year ended December 31, 1999, (ii) Borrower had at least Ten Million Dollars of Excess Availability, without including any amount for the Over-Advance Availability in the Borrowing Base, for the thirty (30) days preceding the day a particular round of stock repurchases commence and is reasonably projected by Borrower to have Ten Million Dollars of Excess Availability, without including any amount for the Over-Advance Availability in the Borrowing Base, for the thirty (30) days succeeding the day such round of stock repurchases is expected to be completed, (iii) the Over-Advance Availability has been cancelled and terminated at Borrower's written request and clause (g) has been eliminated from the definition of "Borrowing Base", (iv) no Potential Default or Event of Default has occurred and is continuing and none will arise as a result of such stock repurchases and (v) the amount of Cash Flow Available for Debt Service exceeds the Debt Service Requirements for the fiscal year ending December 31, 2000, by at least Four Million Two Hundred Thousand


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




Dollars ($$4,200,000), as reflected on the Financials and other items delivered to Administrative Agent pursuant to Section 8.2(a) for the year ended December 31, 2000.

         9.8 Disposition of Assets. No Company may sell, assign, lease, transfer or otherwise dispose of any of its assets (including equity interests in any other Company) other than a Permitted Asset Sale. Notwithstanding the foregoing, Parent may sell its Permitted Investments described in Section 9.7(g) without being required to prepay the Obligation.

         9.9 Mergers, Consolidations, Acquisitions, Dispositions and Dissolutions. No Company may make or participate in any Acquisition, merge or consolidate with any other Person, acquire or, in one or a series of related transactions, dispose (by sale, lease, sale-leaseback or otherwise) of all or substantially all of its assets and properties or dissolve except:

         (a) if no Event of Default, Potential Default or Material Adverse Event exists or will exist as a result of it, any merger or consolidation between Companies (so long as (i) if Borrower is involved, it is the survivor, and (ii) if both Domestic Companies (other than Borrower) and Foreign Subsidiaries are involved, one or more Domestic Companies that have each previously executed a Guaranty and a Security Agreement are the survivors);

         (b) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Domestic Company (other than Borrower) if substantially all of its assets and properties are or have been conveyed or assigned to or vested in any other Domestic Company that has previously executed and delivered a Guaranty and a Security Agreement;

         (c) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Foreign Subsidiary if substantially all of its assets and properties are or have been conveyed or assigned to or vested in any other Company; and

         (d) any Permitted Asset Sale so long as all mandatory prepayments of the Obligation have been made.

         9.10 Assignment. No Company may assign or transfer any of its Rights, duties or obligations under any of the Credit Documents.

         9.11 TROL Financing Amendments. No Company will agree to any amendment to the TROL Financing and the TROL Financing documents which increases the amount of the TROL Financing or results in annual debt service requirements greater than the present debt service requirements of the TROL Financing.

         9.12 Fiscal Year and Accounting Methods. No Company may change either its fiscal year for accounting purposes or any material aspect of its method of accounting.

         9.13 New Businesses. No Company may engage in any business except the businesses in which it is presently engaged and any other reasonably related business.

         9.14 Government Regulations. No Company may conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.


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         9.15 Strict Compliance. No Company may indirectly do anything that it may not directly do under any covenant in any Credit Document.

SECTION 10. FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this Agreement, and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         10.1 Leverage Ratio. The ratio of the sum of the Companies' consolidated Funded Debt as of the last day of each fiscal quarter ending on or after June 30, 2000 to the Companies' consolidated Operating EBITDA for the four fiscal quarters then ended shall at no time exceed 3.75 to 1.00 as of June 30, 2000 or 3.50 to 1.00 as of the end of any fiscal quarter thereafter. The Operating EBITDA for the two quarters ended June 30, 2000 and the three quarters ended September 30, 2000 shall be annualized instead of using any 1999 quarters.

         10.2 Debt Service Coverage Ratio. The ratio of the Companies' consolidated Cash Flow Available for Debt Service, measured as of the last day of each fiscal quarter (the "SUBJECT QUARTER"), for the four fiscal quarters ending on the last day of the Subject Quarter to the Companies' consolidated Debt Service Requirements for the same four fiscal quarters shall at all times exceed 1.15 to 1.00. The Cash Flow Available for Debt Service and the Debt Service Requirements for the two quarters ended June 30, 2000 and the three quarters ended September 30, 2000 shall be annualized instead of using any 1999 quarters.

         10.3 Minimum Tangible Net Worth. The Companies' consolidated Tangible Net Worth shall not at any time be less than the sum of (a) Seventy Three Million Dollars ($73,000,000) plus (b) an amount equal to seventy five percent (75%) of the Companies' consolidated Net Income (without deduction for losses) for each fiscal quarter ending after December 31, 1999, and before the date of determination plus (c) one hundred percent (100%) of the net (i.e., gross less usual and customary brokerage and after related costs and expenses) proceeds from the issuance and sale of any equity securities by any Company after December 31, 1999, other than the proceeds of any issuance and sale of any capital stock which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise.

         10.4 Capital Expenditures. For any fiscal year of Borrower, Capital Expenditures for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) for the Companies shall not exceed (a) Six Million Dollars ($6,000,000) for the fiscal year ending December 31, 2000, and (b) Four Million Dollars ($4,000,000) for the fiscal year ending December 31, 2001.

         10.5 Minimum Excess Availability. Borrower will at all times maintain Excess Availability of at least One Million Dollars ($1,000,000).

SECTION 11. EVENT OF DEFAULT. The term "EVENT OF DEFAULT" means the occurrence of any one or more of the following:

         11.1 Payment of Obligation. Borrower's failure or refusal to pay (i) principal of any Note, or any part thereof, on or before the date when due (including any required mandatory prepayment when due), or (ii) any other part of the Obligation on or before five Business Days after the date due.

         11.2 Covenants. Any Company's failure or refusal to punctually and properly perform, observe and comply with any of the covenants in Sections 9 and
10. It shall also constitute an Event of Default if any


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




Company fails or refuses to punctually and properly perform, observe and comply with any covenant or agreement in any Credit Document (other than covenants to pay the Obligation and covenants set forth in Sections 9 and 10) applicable to it, and that failure or refusal continues for 10 Business Days after that Company has, or with the exercise at reasonable diligence should have had, notice of that failure or refusal.

         11.3 Debtor Relief. Any Company (i) is not Solvent, (ii) fails to pay its debts generally as they become due, (iii) voluntarily seeks, consents to or acquiesces in the benefit of any Debtor Relief Law or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law (except as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender under the Credit Documents (unless, if the proceeding is instituted by a Person other than a Company, the applicable petition is dismissed within 60 days after its filing).

         11.4 Judgments and Attachments. Where the amount in controversy or of any judgment, as the case may be, against any Company exceeds, individually with respect to such Company or in the aggregate with respect to all Companies, Five Hundred Thousand Dollars ($500,000), the Companies (or any of them) fail (i) to have discharged any attachment, sequestration or similar proceeding against any properties of any Company prior to the realization on any property of any Company, and in any event, within 30 days following the commencement of any such proceedings, (ii) to pay any money judgment against any Company within 30 days before the date on which any Company's assets may be lawfully sold to satisfy that judgment or (iii) to pay a judgment in excess of Five Hundred Thousand Dollars ($500,000) and such judgment remains unpaid and unstayed for more than 30 days.

         11.5 Government Action. Unless otherwise covered by any event described in Section 11.4, (i) the entry or issuance of an order by any Governmental Authority (including the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Laws, or
(ii) the commencement of any action or proceeding by any Governmental Authority
(a) for the purpose of condemning, seizing or otherwise appropriating, or taking custody or control of all or any substantial portion of, any Company's assets or
(b) which assert any material violation by, or material liability against, any Company based on any Environmental Law.

         11.6 Misrepresentation. Any representation or warranty made by any Company in any Credit Document at any time proves to have been false or incorrect in any material respect when made.

         11.7 Ownership of Other Companies. Except as a result of transactions permitted by this Agreement, any Company (other than Parent) fails to be a direct or indirect wholly owned Subsidiary of Parent.

         11.8 Change of Control of Borrower or Parent. Upon the occurrence of any of the following (each a "CHANGE OF CONTROL"): (i) the individuals who, as of the date of this Agreement, constitute the members of Parent's or Borrower's board of directors (for purposes of this Section 11.8(i), the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least seventy five percent (75%) of Parent's or Borrower's, as the case may be, board of directors;
(ii) any "person" (other than Mr. George K. Broady) or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the contractual right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty five percent (25%) of the total voting power of the outstanding capital stock (having full voting power) of Parent (for the purpose of this clause (ii), such person shall be deemed to beneficially own any such capital stock (having full voting power) of a specified


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corporation held by a parent corporation, if such person is the beneficial owner
(as defined in this clause (ii)), directly or indirectly, of more than twenty five percent (25%) of the total voting power of the capital stock (having full voting power) of such parent corporation); (iii) the sale, transfer, sale-leaseback or other disposition, in one or a series of related transactions, of all or a substantial part of the property of Parent or Borrower, or of the Companies taken as a whole to any Person other than a Company; (iv) the merger or consolidation of Parent or Borrower into another Person, where the other Person is the surviving and continuing entity; or (v) the adoption of a plan relating to the liquidation or dissolution of Parent or Borrower or of the Companies taken as a whole. For purposes of clause (i) of this Section 11.8, any individual who becomes a member of the board of directors or who obtains a voting interest after the date of this Agreement and whose election, or nomination for election, was approved by a vote of the individuals comprising at least seventy five percent (75%) of the incumbent board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as those terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a member of the incumbent board.

         11.9 Change in Management. Any material change in the management of Parent, Borrower or the Companies as a whole, including Mr. George K. Broady no longer serving as the chairman of the board or chief executive officer of Borrower.

         11.10 Other Funded Debt. In respect of any Funded Debt of any Company (other than the Obligation) individually or collectively of at least Five Hundred Thousand Dollars ($500,000) (i) any Company fails to make any payment when due, (ii) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to permit any holder of that Funded Debt to cause (whether or not it elects to cause) any of such Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (iii) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity.

         11.11 Validity and Enforceability. This Agreement, any Note, Guaranty or any other Credit Document ceases to be in full force and effect or is declared to be null and void, or the validity or enforceability of any Credit Document or Lender Lien is contested by any Company or any other Person, or any Company or any other Person asserts the absence of, or denies that it has, any liability or obligations under any Credit Document to which it is a party except in accordance with that document's express provisions, or any Lender Lien shall fail to constitute a valid, perfected-first priority lien in favor of Administrative Agent for Lenders, except in accordance with the express provisions of any applicable Credit Document.

         11.12 Material Agreement Default or Cancellation. The default under, or breach or cancellation of, any agreement or other contractual arrangement to which any Company is a party or beneficiary or by which any of its property is bound or subject, which reasonably could be expected to result in any (i) significant impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or Lenders to enforce any of those obligations or any of their respective Rights under the Credit Documents,
(ii) significant and adverse effect on the business, management or financial condition of the Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by them or (iii) event or circumstance that could result in an Event of Default or Potential Default pursuant to Sections 11.1 through 11.13 (inclusive) or Section 11.14.

         11.13 LCs. Administrative Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either


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(a) a drawing has occurred under the LC, and Borrower has refused to reimburse
Administrative Agent for payment, or (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to Administrative Agent's maximum exposure under the LC.

SECTION 12. RIGHTS AND REMEDIES.

         12.1 Remedies Upon Event of Default.

         (a) Debtor Relief. If an Event of Default exists under Section 11.3, the commitment to extend credit under this Agreement automatically terminates and the entire unpaid principal balance of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, automatically become and shall be due and payable without any action of any kind whatsoever.

         (b) Other Events of Default. If any Event of Default exists, Administrative Agent may (with the consent of, and must, upon the request of Required Lenders), do any one or more of the following: (i) If the maturity of the Obligation has not already been accelerated under Section 12.1(a), declare the entire unpaid principal balance of all or any part of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this Agreement;
(iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Credit Documents, by applicable Laws or otherwise at law or in equity.

         (c) Offset. If an Event of Default exists, to the extent not prohibited by applicable Laws, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

         12.2 Company Waivers. To the extent not prohibited by applicable Laws, Borrower and (pursuant to its Guaranty or its execution and delivery of, or consent to, any other Credit Document) each other Company waives, in respect to any action taken by Administrative Agent or Lenders at any time and from time to time pursuant to Section 12.1, presentment, demand for payment, protest, acceleration, notice of protest and nonpayment, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, and all other notices and acts, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, increase or other modification to, or by any release or change in any security for the payment of, all or any part of the Obligation.

         12.3 Performance by Administrative Agent. If any Company's covenant, duty or agreement is not performed in accordance with the terms of the Credit Documents, Administrative Agent may at its option (but subject to the approval of Required Lenders), perform or attempt to perform that covenant, duty or agreement on behalf of that Company, and any amount expended by or on behalf of Administrative Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Administrative Agent on demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date of Administrative Agent's expenditure until paid. However, Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties or agreements.


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         12.4 Not in Control. Nothing in any Credit Document gives or may be deemed to give to Administrative Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement or other provision of any Credit Document is included for credit documentation purposes only and does not imply and should not be deemed to mean that Administrative Agent or any Lender acquiesces in any non-compliance by any Company with any applicable Law, document, or otherwise or does not expect the Companies to promptly, diligently and continuously carry out all appropriate removal, remediation, compliance, closure or other activities required or appropriate in accordance with all Environmental Laws. Administrative Agent's and Lenders' power is limited to the Rights provided in, or referred to by, the Credit Documents. All of those Rights exist solely to preserve and protect the Collateral and to assure payment and performance of the Obligation in accordance with the terms of the Credit Documents, and may be exercised in a manner determined to be appropriate by Administrative Agent or Lenders in their sole respective good faith business judgment.

         12.5 Course of Dealing. The acceptance by Administrative Agent or Lenders of any partial payment on the Obligation is not a waiver of any Event of Default then existing. No waiver by Administrative Agent, Required Lenders or Lenders of any Event of Default is a waiver of any other then-existing or subsequent Event of Default. No delay or omission by Administrative Agent, Required Lenders or Lenders in exercising any Right under the Credit Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Credit Documents or otherwise.

         12.6 Cumulative Rights. All Rights available to Administrative Agent, Required Lenders and Lenders under the Credit Documents are cumulative of and in addition to all other Rights granted to Administrative Agent, Required Lenders and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent, Required Lenders or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Credit Documents.

         12.7 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to Section 3.

         12.8 Certain Proceedings. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Required Lenders reasonably request in connection with the obtaining of any consent, approval, registration (other than securities law registrations), qualification, permit, license or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Credit Documents. Because Borrower agrees that Administrative Agent's and Required Lenders' remedies under applicable Laws for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

         12.9 Expenditures by Administrative Agent or Lenders. Any sums spent by Administrative Agent or any Lender in the exercise of any Right under any Credit Document is payable by the Companies to


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Administrative Agent within 15 Business Days of written demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date spent until the date repaid.

         12.10 Diminution in Value of Collateral. Neither Administrative Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (other than diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13. ADMINISTRATIVE AGENT AND LENDERS.

         13.1 Administrative Agent.

         (a) Appointment. Each Lender appoints Administrative Agent (including each successor Administrative Agent in accordance with this Section 13) as its nominee and agent to act in its name and on its behalf (and Administrative Agent and each such successor accepts that appointment): (i) To act as its nominee and on its behalf in and under all Credit Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Credit Documents; (iii) to take any action that it properly requests under the Credit Documents (subject to the concurrence of other Lenders as may be required under the Credit Documents); (iv) to receive all documents and items to be furnished to it under the Credit Documents; (v) to be the secured party, mortgagee, beneficiary, recipient and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Credit Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Credit Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Credit Document or applicable Laws.

         (b) Successor. Administrative Agent may assign all of its Rights and obligations as Administrative Agent under the Credit Documents to any of its Affiliates, which Affiliate shall then be the successor Administrative Agent under the Credit Documents. Administrative Agent may also voluntarily resign and shall resign upon the request of Required Lenders for cause (i.e., Administrative Agent is continuing to fail to perform its responsibilities as Administrative Agent under the Credit Documents). If the initial or any successor Administrative Agent ever ceases to be a party to this Agreement or if the initial or any successor Administrative Agent ever resigns (whether voluntarily or at the request of Required Lenders), then Required Lenders shall (which, if no Event of Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Administrative Agent from among Lenders (other than the resigning Administrative Agent). If Required Lenders fail to appoint a successor Administrative Agent within 30 days after the resigning Administrative Agent has given notice of resignation or Required Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which must be a commercial bank having a combined capital and surplus of at least One Billion Dollars ($1,000,000,000) (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of Administrative Agent under the Credit Documents (but, when used in connection with LCs issued and outstanding before the appointment of the successor Administrative Agent, "Administrative Agent" shall


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continue to refer solely to the prior Administrative Agent, but any LCs issued or renewed after the appointment of any successor Administrative Agent shall be issued or renewed by the successor Administrative Agent), and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation or removal as Administrative Agent under the Credit Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Credit Documents.

         (c) Rights as Lender. Administrative Agent, in its capacity as a Lender, has the same Rights under the Credit Documents as any other Lender and may exercise those Rights as if it were not acting as Administrative Agent. The term "LENDER", unless the context otherwise indicates, includes Administrative Agent. Administrative Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this Agreement to alleviate administrative burdens for Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Credit Documents, and that Administrative Agent in its capacity as a Lender has the same Rights as any other Lender.

         (d) Other Activities. Administrative Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, hedging agreement, or other financing transactions with Borrower or other Companies, act as trustee or depositary for Borrower or other Companies, or otherwise be engaged in other transactions with Borrower or other Companies (collectively, the "OTHER ACTIVITIES") not the subject of the Credit Documents. Without limiting the Rights of Lenders specifically set forth in the Credit Documents, neither Administrative Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower or other Companies that are not contemplated by or included in the Credit Documents, any present or future offset exercised by Administrative Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Administrative Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower or other Companies arising under the Credit Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Administrative Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Credit Documents).

         13.2 Expenses. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent (while acting in such capacity) in connection with any of the Credit Documents if Administrative Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Administrative Agent if Administrative Agent is subsequently reimbursed from other sources.

         13.3 Proportionate Absorption of Losses. Except as otherwise provided in the Credit Documents, nothing in the Credit Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other Company having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).


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




         13.4 Delegation of Duties; Reliance. Lenders may perform any of their duties or exercise any of their Rights under the Credit Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their Rights under the Credit Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent or that Lender (but nothing in this clause (a) permits Administrative Agent to rely on (i) oral statements if a writing is required by this Agreement or (ii) any other writing if a specific writing is required by this Agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of an Event of Default unless a responsible officer of Administrative Agent, who handles matters associated with the Credit Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

         13.5 Limitation of Administrative Agent's Liability.

         (a) Exculpation. Neither Administrative Agent nor any of its Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Credit Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Credit Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Administrative Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Credit Documents (but nothing in this Agreement negates the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

         (b) Indemnity. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Administrative Agent may not be compelled to do any act under the Credit Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Credit Documents. If Administrative Agent requests instructions from Lenders, or Required Lenders, as the case may be, with respect to any act or action in connection with any Credit Document, Administrative Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Administrative Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting under this Agreement in accordance with instructions of Required Lenders.

         (c) Reliance. Administrative Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability,


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genuineness, validity, or the due execution of any Credit Document (except by
Administrative Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Administrative Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Credit Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Credit Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE CREDIT DOCUMENTS IF ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

         13.6 Event of Default. While an Event of Default exists, Lenders agree to promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Required Lenders. In actions with respect to any Company's property, Administrative Agent is acting for the ratable benefit of each Lender.

         13.7 Collateral Matters.

         (a) General Authorization. Each Lender authorizes and directs Administrative Agent to enter into the Credit Documents for the Lender Liens and agrees that any action taken by Administrative Agent concerning any Collateral (with the consent or at the request of Required Lenders) in accordance with any Credit Document, that Administrative Agent's exercise (with the consent or at the request of Required Lenders) of powers concerning the Collateral in any Credit Document and that all other reasonably incidental powers are authorized and binding upon all Lenders.

         (b) Maintaining Lender Liens. Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before an Event of Default or Potential Default, to take any action with respect to any Collateral or Credit Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

         (c) Limitation of Obligations. Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

         (d) Standard of Care. Administrative Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Credit Documents as it normally and customarily exercises in respect of similar collateral and security documents.


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         (e) Release of Collateral. Lenders irrevocably authorize Administrative
Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligation, (ii) constituting property being disposed of as permitted under any Credit Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Credit Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Administrative Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by Administrative Agent at any time, Lenders shall confirm in writing Administrative Agent's authority to release particular types or items of Collateral under this clause
(e).

         13.8 Limitation of Liability. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Administrative Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

         13.9 Relationship of Lenders. The Credit Documents do not create a partnership or joint venture among Administrative Agent and Lenders or among Lenders.

         13.10 American National Bank Option To Purchase Lender Position. In the event Administrative Agent recommends a course of action, amendment, modification or waiver hereunder, and, if any Lender (a "NON-CONSENTING LENDER") does not approve such course of action, amendment, modification or waiver within thirty (30) days after requested to do so by Administrative Agent (the "REQUEST PERIOD"), then, at any time during the sixty-day period (the "OPTION PERIOD") after the end of the Request Period, American National shall the absolute right and option, exercised by notice to the Non-Consenting Lender given on or before the end of the Option Period, to purchase the Note held by the Non-Consenting Lender, and all Liens and Rights of the Non-Consenting Lender related thereto, for an amount equal to principal, interest, fees and expenses due and owing with respect to the Non-Consenting Lender's Note on the date of purchase. The consummation of the purchase will be held within ten (10) days after the exercise notice is sent to the Non-Consenting Lender and will be subject to and governed by the last sentence of Section 14,12(c), and, at the time of purchase, the Non-Consenting Lender, as assignor, and American National, as assignee will execute and deliver a Note and Lien Assignment.

         13.11 Benefits of Agreement. None of the provisions of this Section 13 (13.1-13.10, inclusive) inure to the benefit of any Company or any other Person except Administrative Agent and Lenders. Therefore, no Company or any other Person is entitled to rely upon, or entitled to raise as a defense, in any manner whatsoever, the failure of Administrative Agent or any Lender to comply with these provisions.

SECTION 14. MISCELLANEOUS.

         14.1 Nonbusiness Days. Any payment or action that is due under any Credit Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR Rate Borrowing or a Eurocurrency Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         14.2 Communications. Unless otherwise specifically provided, whenever any Credit Document requires or permits any consent, approval, notice, request or demand from one party to another, communication


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must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (i) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (ii) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered), (iii) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed and deposited in the appropriate official postal service, or (iv) if by any other means, when actually delivered. Until changed by notice pursuant to this Agreement, the address (and fax number) for Administrative Agent, each initial Lender and Borrower is stated beside their respective signatures to this Agreement. All borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be delivered to the address for the Eurocurrency Lending Installation, with no requirement that they also be delivered to Administrative Agent's Chicago, Illinois office. All other notices, certificates and other items required to be delivered under this Agreement or the other Credit Documents shall be delivered to the address for the Administrative Agent and Lenders as set forth herein, with no requirement that they also be delivered to the Eurocurrency Lending Installation. Any required or optional delivery under the Credit Documents shall only be deemed made if delivered in accordance with the above-described requirements (i.e. no delivery to the Eurocurrency Lending Installation of items other than borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be deemed made in accordance with the requirements of the Credit Documents, and no delivery to the Administrative Agent or any Lender of borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be deemed made in accordance with the requirements of the Credit Documents). The address (and fax number) for each Lender who becomes party to this Agreement after the Closing Date shall be stated beside its name on the then most recently amended Schedule 2.

         14.3 Form and Number of Documents. The form, substance and number of counterparts of each writing to be furnished under this Agreement must be reasonably satisfactory to Administrative Agent and its counsel.

         14.4 Exceptions to Covenants. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Credit Document if that action or omission would result in the breach of any other covenant contained in any Credit Document.

         14.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Credit Documents survive all closings under the Credit Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

         14.6 Governing Laws. Unless otherwise stated in any Credit Document, the Laws of the State of Texas and of the United States govern the Rights and duties of the parties to the Credit Documents and the validity, construction, enforcement, and interpretation of the Credit Documents.

         14.7 Invalid Provisions. Any provision in any Credit Document held to be illegal, invalid or unenforceable is fully severable; the appropriate Credit Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Administrative Agent, Lenders and each Company party to the affected Credit Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable.

         14.8 Conflicts Between Credit Documents. The provisions of this Agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Credit Document containing additional provisions not in conflict) with the provisions of any other Credit Document.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 70               ULTRAK OPERATING, L.P.

         14.9 Discharge and Certain Reinstatement. The obligations of Borrower and the other Companies under the Credit Documents remain in full force and effect until Lenders have no commitment to extend credit under the Credit Documents and the Obligation is fully paid (except for provisions under the Credit Documents which by their terms expressly survive payment of the Obligation and termination of the Credit Documents). If any payment under any Credit Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Credit Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

         14.10 Amendments, Consents, Conflicts, and Waivers.

         (a) Required Lenders. Unless otherwise specifically provided (i) the provisions of this Agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Administrative Agent, and Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this Agreement, and (ii) the other Credit Documents may only be the subject of an amendment, modification, or waiver that has been approved by Required Lenders and Borrower.

         (b) All Lenders. Any amendment to or consent or waiver under this Agreement or any Credit Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Administrative Agent and executed (or approved, as the case may be) by each
Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Credit Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Administrative Agent or Lenders under this Agreement (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "REQUIRED LENDERS," or "PRO RATA PART," or the percentages in the definition of "BORROWING BASE"; (iv) increases any one or more Lenders' Commitment; (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided in the Credit Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Credit Documents -- any Guaranty or Collateral; or (vi) changes this clause (b) or any other matter specifically requiring the consent of all Lenders under this Agreement.

         (c) Conflicts. Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Credit Document is controlled by the terms and provisions of this Agreement.

         (d) Waivers. No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under this Agreement operates as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Lenders (or Required Lenders, if permitted under this Agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         14.11 Multiple Counterparts. Any Credit Document may be executed in a number of identical counterparts, and by each party thereto on separate counterparts (including, at Administrative Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

         14.12 Parties; Participations; Assignments.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 71               ULTRAK OPERATING, L.P.

         (a) Parties Bound. Each Credit Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Credit Document without first obtaining all Lenders' consent, and any purported assignment or transfer without such consent is void.

         (b) Participations. Any Lender may (subject to the provisions of this section, in accordance with applicable Laws, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "Lender" under the Credit Documents, the Participant does not become a "Lender" under the Credit Documents, and the selling Lender's obligations under the Credit Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Credit Documents. Borrower and Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Credit Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Credit Documents except certain voting rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of Section 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under Section 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Credit Document except as to matters in Section 14.10(b)(i) and (ii).

         (c) Assignments. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Credit Documents so long as (i) the assignor Lender and Assignee execute and deliver to Administrative Agent for its consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of Exhibit J (a "NOTE AND LIEN ASSIGNMENT") and pays to Administrative Agent a processing fee of Two Thousand Five Hundred Dollars ($2,500), (ii) the assignment must be for a minimum total Commitment of Five Million Dollars ($5,000,000) and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of Five Million Dollars ($5,000,000), and (iii) the conditions for that assignment set forth in the applicable Note and Lien Assignment are satisfied. The "Effective Date" in each Note and Lien Assignment must (unless a shorter period is agreeable to Borrower and Administrative Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Administrative Agent for acceptance. Once that Note and Lien Assignment is accepted by Administrative Agent, and subject to all of the following occurring, then, on and after the "Effective Date" stated in it (i) the Assignee automatically becomes a party to this Agreement and, to the extent provided in that Note and Lien Assignment, has the Rights and obligations of a Lender under the Credit Documents, (ii) the assignor Lender, to the extent provided in that Note and Lien Assignment, is released from its obligations to fund Borrowings under this Agreement and its reimbursement obligations under this Agreement and, in the case of a Note and Lien Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Credit Documents, that Lender ceases to be a party to the Credit Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this Agreement following the transfer, (iv) upon delivery of the Notes under clause
(iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this Agreement, and (v) Schedule 2 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 72               ULTRAK OPERATING, L.P.

Lender, and Administrative Agent shall prepare and circulate to Borrower and Lenders an amended Schedule 2 reflecting those changes. By executing and delivering a Note and Lien Assignment, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Note and Lien Assignment, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by any of any Company of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Note and Lien Assignment;
(iv) such assignee will, independently and without reliance upon Administrative Lender, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents;
(v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes Administrative Lender to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Administrative Lender by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         14.13 Venue, Service of Process, and Jury Trial. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN ILLINOIS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT AND THE OBLIGATION BROUGHT IN THE FEDERAL OR STATE COURTS IN CHICAGO, COOK COUNTY, ILLINOIS, (C) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (E) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY CREDIT DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (F) WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY CREDIT DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 73               ULTRAK OPERATING, L.P.

AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Credit Document. In connection with any Litigation, this Agreement may be filed as a written consent to a trial by the court.

         14.14 Arbitration of Disputes. In the event of a dispute, claim or controversty arising out of or relating to this Agreement, or relating to any claim or cause of action which may arise or be asserted under any federal, state, local or foreign statutory, regulatory or common law, including, without limitation, claims with respect to breach of contract, tort, obligation of good faith and fair dealing and fiduciary duties, Administrative Agent, Lenders, Parent, Borrower and each other Company (by execution of a Credit Document) agree that upon the written demand of any party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all and all such disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any of the Credit Documents, or otherwise, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Dallas, Texas, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. No punitive, exemplary or consequential damages may ever be awarded by the arbitrator or anyone else, and each of the parties hereby waives any and all rights to make, claim or recover any such damages. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation and enforcement of this arbitration provision.


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 74               ULTRAK OPERATING, L.P.

         14.15 Restatement of Existing Agreement. The parties to this Agreement agree that, at the Closing Time, after all conditions precedent set forth in
Section 6.1 have been satisfied or waived: (a) the Obligations represents, among other things, the renewal, amendment, extension, consolidation and modification of the "Obligation" (as defined in the Existing Agreement); (b) this Agreement is intended to, and does hereby, restate, renew, extend, amend, modify, consolidate, supersede and replace the Existing Agreement; (c) the Notes executed pursuant to this Agreement amend, renew, extend, modify, replace, consolidate, substitute for and supercede in their entirety (but do not extinguish the Debt arising under) the promissory notes executed pursuant to the Existing Agreement; and (d) the entering into and performance of their respective obligations under this Agreement and the transactions contemplated by the Credit Documents do not constitute a novation.

         14.16 Entirety. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, THE OTHER COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         DULY EXECUTED AND DELIVERED by each of the signatories hereto as of the date first stated in this Agreement.

ADDRESS FOR NOTICE                    ULTRAK OPERATING, L.P., as Borrower
                                      By ULTRAK GP, INC., General Partner
Ultrak Operating, L.P..
1301 Waters Ridge Drive               By: /s/ TIM D. TORNO
Lewisville, Texas 75057                  ---------------------------------------
Attn: Mr.  Tim D. Torno,                 Tim D. Torno, Vice President - Finance
         Vice President - Finance
Fax No.: (972) 353-6679

ADDRESS FOR NOTICE                    ULTRAK, INC., as Parent
Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Attn: Mr.  Tim D. Torno,
         Vice President - Finance     By: /s/ TIM D. TORNO
Fax No.: (972) 353-6679                  ---------------------------------------
                                         Tim D. Torno, Vice President - Finance

ADDRESS FOR NOTICE                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                                          OF CHICAGO,
                                      as Administrative Agent and a Lender

American National Bank and Trust
         Company of Chicago
120 South LaSalle Street
Chicago, Illinois 60603               By: /s/ RICHARD S. JONSCHER
Attn:    Richard S. Jonscher             ---------------------------------------
         Vice President                  Richard S. Jonscher, Vice President
Fax No.: (312) 661-6929


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 75               ULTRAK OPERATING, L.P.

================================================================================

         To induce Administrative Agent and Lenders to enter into this Amended and Restated Credit Agreement, each guarantor named below (a) consents and agrees to this Amended and Restated Credit Agreement's execution and delivery,
(b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Credit Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this or any prior amendment, and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent and Lenders and their respective successors and permitted assigns.


                                    ULTRAK GP, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance

                                    ULTRAK, LP, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance

                                    DIAMOND ELECTRONICS, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance

                                    MONITOR DYNAMICS, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance

                                    ABM DATA SYSTEMS, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance

                                    SECURITY WARRANTY, INC.

                                    By: /s/ TIM D. TORNO
                                       -----------------------------------------
                                       Tim D. Torno, Vice President - Finance


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK              Page 76               ULTRAK OPERATING, L.P.

                                   SCHEDULE 2

                             LENDERS AND COMMITMENTS


==========================================================================================================

             NAME AND ADDRESS OF LENDER                                REVOLVING FACILITY
====================================================== ===================================================
AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO
120 SOUTH LASALLE STREET                                           FORTY FIVE MILLION DOLLARS
CHICAGO, ILLINOIS 60603                                                  ($45,000,000)
ATTENTION: RICHARD S.  JONSCHER, VICE PRESIDENT
TELEPHONE: 312/661-5736
FACSIMILE: 312/661-6929

LENDING INSTALLATION FOR EUROCURRENCY BORROWINGS

BANK ONE, N.A.
1 TRITON SQUARE
LONDON
NW1 3FN
ATTN:  DOT O'FLAHERTY
FAX NO.: 44 171 9034148

------------------------------------------------------ ---------------------------------------------------

TOTAL                                                                     $45,000,000
====================================================== ===================================================


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 1               ULTRAK OPERATING, L.P.

                                  SCHEDULE 7.3

                         INFORMATION REGARDING COMPANIES


===========================================================================================================================

                                              INFORMATION REGARDING COMPANIES

===========================================================================================================================

                                    STATE OF        STATES QUALIFIED                                        STILL USING
            NAME/                INCORPORATION/        AS FOREIGN              TRADE NAMES USED IN             NAME?
          OWNERSHIP                FORMATION          CORP./ENTITY              LAST FOUR MONTHS                Y/N
------------------------------ ------------------- -------------------- ---------------------------------- ---------------
Ultrak, Inc.                   Delaware            None                 None                                    Not
                                                                                                             applicable
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak Operating, L.P.         Texas               Nevada               International                            Y
       Ultrak GP, Inc. is                                               Business
       the 1% General                                                   Development
       Partner of Ultrak                                                Groupe Bisset USA                        Y
       Operating, L.P.                                                  MAXPRO USA                               Y
                                                                        Ultrak Special Projects                  Y
       Ultrak LP, Inc. is                                               GPS Standard                             Y
       the 99% Limited                                                  Ultrak International;                    Y
       Partner of Ultrak                                                Ultrak OEM                               Y
       Operating, L.P.                                                  Ultrak Financial Services                Y
                                                                        Mobile Video Products                    Y
                                                                        The Focus Company                        Y
                                                                        Smart Choice                             Y
                                                                        Exxis Security                           Y
                                                                        Closed Circuit Service                   Y
                                                                        Industrial Vision Source                 Y
                                                                        CCTV Source                              Y
                                                                        Loss Prevention Electronics              Y
                                                                        Ultrak - Denver                          Y
                                                                        Ultrak                                   Y
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak GP, Inc.                Delaware            Texas                None                                    Not
       100% owned by                                                                                         applicable
       Ultrak, Inc.
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

==============================================================================================

                             INFORMATION REGARDING COMPANIES

==============================================================================================


            NAME/                    CHIEF EXECUTIVE
          OWNERSHIP                       OFFICE                 OTHER PRINCIPAL OFFICES
------------------------------ ----------------------------- ---------------------------------
Ultrak, Inc.                   1301 Waters Ridge Dr.         None
                               Lewisville, Texas 75057
------------------------------ ----------------------------- ---------------------------------

Ultrak Operating, L.P.         1301 Waters Ridge Dr.         4301 South Cameron
       Ultrak GP, Inc. is      Lewisville, Texas 75057       Suite 12
       the 1% General                                        Las Vegas, Nevada 89103
       Partner of Ultrak
       Operating, L.P.                                       6252 West 91st Ave.
                                                             Westminster, Colorado 80030
       Ultrak LP, Inc. is
       the 99% Limited                                       4101 Ravenwood Rd.
       Partner of Ultrak                                     Suite 319
       Operating, L.P.                                       Fort Lauderdale, Florida 33312










------------------------------ ----------------------------- ---------------------------------

Ultrak GP, Inc.                1301 Waters Ridge Dr.         None
       100% owned by           Lewisville, Texas 75057
       Ultrak, Inc.
------------------------------ ----------------------------- ---------------------------------


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                                    ULTRAK OPERATING, L.P.

                                  SCHEDULE 7.3

                        INFORMATION REGARDING COMPANIES



===========================================================================================================================

                                              INFORMATION REGARDING COMPANIES

===========================================================================================================================

                                    STATE OF        STATES QUALIFIED                                        STILL USING
            NAME/                INCORPORATION/        AS FOREIGN              TRADE NAMES USED IN             NAME?
          OWNERSHIP                FORMATION          CORP./ENTITY              LAST FOUR MONTHS                Y/N
------------------------------ ------------------- -------------------- ---------------------------------- ---------------
Ultrak LP, Inc.                Delaware            None                 None                                    Not
       100% owned by                                                                                         applicable
       Ultrak, Inc.


------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Diamond Electronics, Inc.      Ohio                Texas                Diamond                                  Y
       100% owned by                                                    Diamond Electronics                      Y
       Ultrak, Inc.                                                     Ultrak Ohio
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Monitor Dynamics, Inc.         California          Virginia             Monitor                                  Y
       100% owned by                                                    MDI                                      Y
       Ultrak, Inc.                                                     Ultrak California
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

ABM Data Systems, Inc.         Texas               None                 ABM Data Systems                        Not
       100% owned by                                                    Phoenix Software                     applicable
       Ultrak, Inc.

------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Security Warranty, Inc.        Texas               None                 SecurityPlus                            Not
       100% owned by                                                                                         applicable
       Ultrak, Inc.
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak Holdings Limited        United Kingdom      None                 None                                    Not
       100% owned by                                                                                         applicable
       Ultrak, Inc.


------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Groupe Bisset, S.A.            France              None                 Ultrak France                            Y
       100% owned by                                                    Bisset                                   Y
       Ultrak Holdings
       Limited
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak (Asia Pacific) Pty.,    Australia           None                 Ultrak Australia                         Y
Ltd.                                                                    MAXPRO                                   Y
       100% owned by                                                    MAXPRO Systems                           Y
       Ultrak, Inc.
------------------------------ ------------------- -------------------- ---------------------------------- ---------------


==============================================================================================

                             INFORMATION REGARDING COMPANIES

==============================================================================================


            NAME/                    CHIEF EXECUTIVE
          OWNERSHIP                       OFFICE                 OTHER PRINCIPAL OFFICES
------------------------------ ----------------------------- ---------------------------------
Ultrak LP, Inc.                1105 North Market Street      None
       100% owned by           Suite 1300
       Ultrak, Inc.            P.O. Box 8985
                               Wilmington, Delaware 19899
                               Attn: Phyllis Kudarczuk
------------------------------ ----------------------------- ---------------------------------

Diamond Electronics, Inc.      4465 Coonpath Road            None
       100% owned by           Carroll, Ohio 43112
       Ultrak, Inc.
------------------------------ ----------------------------- ---------------------------------

Monitor Dynamics, Inc.         9518 Ninth Street             11216 Waples Mill Rd.
       100% owned by           Rancho Cucamonga, CA 91730    Suite 1B
       Ultrak, Inc.                                          Fairfax, Virginia 22030
------------------------------ ----------------------------- ---------------------------------

ABM Data Systems, Inc.         9020 Capitol of Texas         None
       100% owned by           Highway North
       Ultrak, Inc.            Suite 540
                               Austin, Texas 78759
------------------------------ ----------------------------- ---------------------------------

Security Warranty, Inc.        1301 Waters Ridge Dr.         None
       100% owned by           Lewisville, Texas 75057
       Ultrak, Inc.
------------------------------ ----------------------------- ---------------------------------

Ultrak Holdings Limited        MSP Secretaries, Ltd.         None
       100% owned by           22 Melton Street
       Ultrak, Inc.            London
                               NW1 2BW
                               UK
------------------------------ ----------------------------- ---------------------------------

Groupe Bisset, S.A.            98 Ter, Boulevard Heloise     None
       100% owned by           F-95103 Argenteuil
       Ultrak Holdings         CEDEX
       Limited                 France
------------------------------ ----------------------------- ---------------------------------

Ultrak (Asia Pacific) Pty.,    1/25 Irving Dr.               Level 21, 201 Miller Street
Ltd.                           Malaga, WA 6090               North Sydney, NSW 20060
       100% owned by           Australia                     Australia
       Ultrak, Inc.
------------------------------ ----------------------------- ---------------------------------


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                                    ULTRAK OPERATING, L.P.

===========================================================================================================================

                                              INFORMATION REGARDING COMPANIES

===========================================================================================================================

                                    STATE OF        STATES QUALIFIED                                        STILL USING
            NAME/                INCORPORATION/        AS FOREIGN              TRADE NAMES USED IN             NAME?
          OWNERSHIP                FORMATION          CORP./ENTITY              LAST FOUR MONTHS                Y/N
------------------------------ ------------------- -------------------- ---------------------------------- ---------------
VideV GmbH                     Germany             None                 Ultrak Germany                           Y
       100% owned by                                                    VideV                                    Y
       Ultrak Holdings
       Limited
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Intervision Express Limited    England             None                 Ultrak U.K.                              Y
       100% owned by                                                    Intervision                              Y
       Ultrak Holdings                                                  Intervision Express                      Y
       Limited

------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Casarotto Security S.p.A.      Italy               None                 Ultrak Italy                             Y
       100% owned by                                                    Casarotto                                Y
       Ultrak Holdings                                                  Casarotto Security                       Y
       Limited
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Philtech Electronic Services   South Africa        None                 Ultrak South Africa                      Y
(Proprietary) Limited, aka                                              Philtech                                 Y
Ultrak South Africa                                                     Philtech Electronic                      Y
       100% owned by                                                    Philtech Electronic Services             Y
       Ultrak, Inc.
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak (Asia) Pte. Ltd.        Republic of         None                 Ultrak Asia                              Y
       100% owned by           Singapore
       Ultrak, Inc.

Security Procurement, B.V.     Netherlands         None                 None                                     Not
       100% owned by                                                                                         applicable
       Groupe Bisset, S.A.



------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Security Procurement-France    France              None                 None                                     Not
                                                                                                             applicable
------------------------------ ------------------- -------------------- ---------------------------------- ---------------


==============================================================================================

                             INFORMATION REGARDING COMPANIES

==============================================================================================


            NAME/                    CHIEF EXECUTIVE
          OWNERSHIP                       OFFICE                 OTHER PRINCIPAL OFFICES
------------------------------ ----------------------------- ---------------------------------
VideV GmbH                     Gro(beta)enbaumer Weg 10           None
       100% owned by           D-40472 Dusseldorf
       Ultrak Holdings         Germany
       Limited
------------------------------ ----------------------------- ---------------------------------

Intervision Express Limited    Unit 445 Oakshot Place        None
       100% owned by           Walton Summit
       Ultrak Holdings         Preston, England
       Limited                 PR5 8AT
                               U.K.
------------------------------ ----------------------------- ---------------------------------

Casarotto Security S.p.A.      Via Treviso 2/4               None
       100% owned by           I-31020 San Vendemiano
       Ultrak Holdings         (Treviso)
       Limited                 Italy
------------------------------ ----------------------------- ---------------------------------

Philtech Electronic Services   Quality House                 None
(Proprietary) Limited, aka     Saint Christopher House
Ultrak South Africa            Saint Andrews
       100% owned by           Bedfordview 2007
       Ultrak, Inc.            South Africa
------------------------------ ----------------------------- ---------------------------------

Ultrak (Asia) Pte. Ltd.        221 Henderson Road            None
       100% owned by           #06-18 Henderson Bldg.
       Ultrak, Inc.            Singapore 159557

Security Procurement, B.V.     Forum Administrations, B.V.   None
       100% owned by           Weena 336
       Groupe Bisset, S.A.     3012 NJ Rotterdam
                               P.O. Box 21850
                               3001 AW Rotterdam
                               Netherlands
------------------------------ ----------------------------- ---------------------------------

Security Procurement-France    98 Ter, Boulevard Heloise     None
                               F-95103 Argenteuil



                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                                    ULTRAK OPERATING, L.P.

===========================================================================================================================

                                              INFORMATION REGARDING COMPANIES

===========================================================================================================================

                                    STATE OF        STATES QUALIFIED                                        STILL USING
            NAME/                INCORPORATION/        AS FOREIGN              TRADE NAMES USED IN             NAME?
          OWNERSHIP                FORMATION          CORP./ENTITY              LAST FOUR MONTHS                Y/N
------------------------------ ------------------- -------------------- ---------------------------------- ---------------
       100% owned by                                                                                         applicable
       Groupe Bisset, S.A.

------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Videosys Limited               United Kingdom      None                 None                                     Not
       100% owned by                                                                                         applicable
       Ultrak Holdings
       Limited
------------------------------ ------------------- -------------------- ---------------------------------- ---------------

Ultrak Europe N.V.             Belgium             None                 Ultrak Europe                            Y
       99% owned by                                                     Ultrak Belgium                           Y
       Ultrak, Inc.

       1% owned by Ultrak
       Holdings Limited


Multi Concept Systemes, S.A.   Switzerland         None                 MCS                                      Y
       100% owned by                                                    Ultrak Switzerland                       Y
       Ultrak Holdings
       Limited

Ultrak Benelux, N.V.           Belgium             None                 Ultrak Benelux                           Y
       1% owned by Ultrak
       Holdings Limited

       99% owned by
       Ultrak, Inc.
============================== =================== ==================== ================================== ===============

MACH Security, Sp.z o.o.       Poland              None                 MACH                                     Y
       100% owned by                                                    Mach Security                            Y
       Ultrak Holdings                                                  Ultrak Poland                            Y
       Limited
============================== =================== ==================== ================================== ===============


==============================================================================================

                             INFORMATION REGARDING COMPANIES

==============================================================================================


            NAME/                    CHIEF EXECUTIVE
          OWNERSHIP                       OFFICE                 OTHER PRINCIPAL OFFICES
------------------------------ ----------------------------- ---------------------------------
       100% owned by           CEDEX
       Groupe Bisset, S.A.     France
------------------------------ ----------------------------- ---------------------------------

Videosys Limited               Mears House                   None
       100% owned by           194-196 Finchley Road
       Ultrak Holdings         London, UK NW3 6BX
       Limited
------------------------------ ----------------------------- ---------------------------------

Ultrak Europe N.V.             Koralenhoeve 25 B.3           None
       99% owned by            B 2160 Wommelgem
       Ultrak, Inc.            Belgium

       1% owned by Ultrak
       Holdings Limited


Multi Concept Systemes, S.A.   Ch.du Closalet 4              None
       100% owned by           CH-1023 Crissier
       Ultrak Holdings         Switzerland
       Limited

Ultrak Benelux, N.V.           Koralenhoeve 25 B.3
       1% owned by Ultrak      B 2160 Wommelgem
       Holdings Limited        Belgium

       99% owned by
       Ultrak, Inc.
============================== ============================= =================================

MACH Security, Sp.z o.o.       Al. Wojska Poskiego 70        None
       100% owned by           70-479 Szezecin
       Ultrak Holdings         Poland
       Limited
============================== ============================= =================================


                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK                                    ULTRAK OPERATING, L.P.

                                 SCHEDULE 7.6-A


                             CONTINGENT LIABILITIES










                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 5               ULTRAK OPERATING, L.P.

                                 SCHEDULE 7.6-B


                     DECEMBER 31, 1999 FINANCIAL STATEMENTS









                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 6               ULTRAK OPERATING, L.P.

                                 SCHEDULE 7.6-C


                              FINANCIAL PROJECTIONS










                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 7               ULTRAK OPERATING, L.P.

                                  SCHEDULE 7.8


                                   LITIGATION


                                      None





                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 8               ULTRAK OPERATING, L.P.

                                  SCHEDULE 7.20


                               INVENTORY LOCATIONS

---------------------------------------------------------------------------------------------
Ultrak, Inc.                      1301 Waters Ridge Dr.
                                  Lewisville, Texas 75057
--------------------------------- -----------------------------------------------------------

Ultrak Operating, L.P.            1301 Waters Ridge Dr.
                                  Lewisville, Texas 75057

                                  4301 South Cameron, Suite 12
                                  Las Vegas, Nevada 89103

                                  4101 Ravenwood Rd., Suite 319
                                  Fort Lauderdale, Florida 33312
--------------------------------- -----------------------------------------------------------

Diamond Electronics, Inc.         4465 Coonpath Road
                                  Carroll, Ohio 43112
--------------------------------- -----------------------------------------------------------

Monitor Dynamics, Inc.            9518 Ninth Street
                                  Rancho Cucamonga, CA 91730
--------------------------------- -----------------------------------------------------------

ABM Data Systems, Inc.            9020 Capitol of Texas Highway North
                                  Suite 540, Austin, Texas 78759
--------------------------------- -----------------------------------------------------------



                                           AMENDED AND RESTATED CREDIT AGREEMENT
AMERICAN NATIONAL BANK               Page 9               ULTRAK OPERATING, L.P.